                                                                 Exhibit 10(t)








                                 LOAN AGREEMENT

                                     Between

                             MICHIGAN STRATEGIC FUND
                                 (the "Issuer")

                                       and

                               AUTOCAM CORPORATION
                                 (the "Obligor")

                           Relating to the Issuance of

                                   $9,000,000

                             Michigan Strategic Fund
                              Variable Rate Demand
                  Limited Obligation Revenue Bonds, Series 1997
                          (Autocam Corporation Project)

                          Dated as of December 1, 1997


                  The  interest (subject  to certain  specified  exclusions)
                                 of the Issuer in this Loan Agreement has been assigned to Norwest Bank Wisconsin, N.A., in its capacity as Trustee (the "Trustee") under a Trust Indenture dated as of December 1, 1997, between the Issuer and the Trustee.


                                      E-88
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                                TABLE OF CONTENTS

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                                                                                                              PAGE



DEFINITIONS.....................................................................................................-1-

PREMISES........................................................................................................-3-

ARTICLE I                  REPRESENTATIONS......................................................................-4-

         Section 1.1       Obligor Representations and Covenants Regarding the
                           Internal Revenue Code................................................................-4-
         Section 1.2       Additional Covenants.................................................................-8-
         Section 1.3       Issuer Findings and Representations..................................................-9-
         Section 1.4       Additional Bonds.....................................................................-9-

ARTICLE II                 THE BONDS AND THE PROCEEDS THEREOF...................................................-9-

         Section 2.1       The Bonds............................................................................-9-
         Section 2.2       Issuer Action on Redemption.........................................................-10-
         Section 2.3       Investment of Bond Fund and Project Fund;
                           Non-Arbitrage Covenant..............................................................-10-
         Section 2.4       Credit Facility.....................................................................-10-
         Section 2.5       Tender..............................................................................-11-
         Section 2.6       Remarketing Agent...................................................................-11-
         Section 2.7       Right to Exercise Conversion Option.................................................-11-
         Section 2.8       Rebate Account......................................................................-11-

ARTICLE III                THE LOAN AND LOAN REPAYMENTS........................................................-12-

         Section 3.1       The Loan............................................................................-12-
         Section 3.2       Loan Repayments; Credit Facility....................................................-12-

ARTICLE IV                 THE PROJECT.........................................................................-13-

         Section 4.1       Project Fund Disbursements..........................................................-13-
         Section 4.2       Obligation of the Obligor to Complete the Project...................................-14-
         Section 4.3       Completion Certificate..............................................................-14-
         Section 4.4       Use of Surplus Bond Proceeds........................................................-14-

ARTICLE V                  OTHER PECUNIARY OBLIGATIONS OF THE OBLIGOR..........................................-15-

         Section 5.1       Taxes and Other Costs...............................................................-15-
         Section 5.2       Issuer Fees and Expenses............................................................-15-
         Section 5.3       Fees and Expenses of the Trustee and Remarketing Agent..............................-15-
         Section 5.4       Indemnification of the Issuer.......................................................-15-
         Section 5.5       Indemnification of the Trustee......................................................-17-

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                                                                                                               PAGE
         Section 5.6       Insurance...........................................................................-17-

ARTICLE VI                 PROJECT MAINTENANCE.................................................................-17-

         Section 6.1       Maintenance and Operation; Removal from Site........................................-17-
         Section 6.2       Remodeling and Modifications........................................................-17-

ARTICLE VII                DAMAGE TO PROJECT AND CONDEMNATION..................................................-17-

ARTICLE VIII      ACTIONS AFFECTING OBLIGOR AND ISSUER
                           INTERESTS IN THE AGREEMENT AND THE PROJECT..........................................-18-

         Section 8.1       Assignment of the Agreement.........................................................-18-
         Section 8.2       Obligor's Interest in the Agreement.................................................-18-
         Section 8.3       Liens by the Obligor................................................................-19-
         Section 8.4       Security Interest in the Project Fund...............................................-19-

ARTICLE IX                 FURTHER OBLIGATIONS OF THE OBLIGOR..................................................-19-

         Section 9.1       Compliance with Laws................................................................-19-
         Section 9.2       Maintenance of Assets; Ownership of Project.........................................-19-
         Section 9.3       General Limitations with Respect to Non-Impairment
                           of Tax-Exempt Status of the Bonds...................................................-20-
         Section 9.4       Access to Project and Records.......................................................-20-
         Section 9.5       Requirements of Tenants.............................................................-20-

ARTICLE X                  EVENTS OF DEFAULT AND REMEDIES......................................................-21-

         Section 10.1      Events of Default...................................................................-21-
         Section 10.2      Remedies upon Event of Default......................................................-22-
         Section 10.3      Payment of Attorneys' Fees and Other Expenses.......................................-23-
         Section 10.4      Waivers and Limitation on Waivers...................................................-23-

ARTICLE XI                 OBLIGATIONS OF OBLIGOR UNCONDITIONAL................................................-23-

         Section 11.1      Obligor Obligations.................................................................-23-

ARTICLE XII                MISCELLANEOUS.......................................................................-24-

         Section 12.1      Amounts Remaining in Funds..........................................................-24-
         Section 12.2      Obligor Bound by Indenture..........................................................-24-
         Section 12.3      Consents Under the Agreement........................................................-24-
         Section 12.4      Notices.............................................................................-24-
         Section 12.5      Amendment...........................................................................-25-
         Section 12.6      Binding Effect......................................................................-25-
         Section 12.7      Severability........................................................................-25-
         Section 12.8      Execution in Counterparts...........................................................-25-
         Section 12.9      Captions and Table of Contents......................................................-25-
         Section 12.10     Applicable Law......................................................................-25-

                                      E-90


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                                                                                                               PAGE
EXHIBIT A                  PROJECT DESCRIPTION..................................................................A-1

EXHIBIT B                  REQUISITION CERTIFICATE..............................................................B-1

EXHIBIT C                  COMPLETION CERTIFICATE...............................................................C-1

EXHIBIT D                  NO ACT OF BANKRUPTCY CERTIFICATE.....................................................D-1

EXHIBIT E                  PRIOR ISSUE CERTIFICATE..............................................................E-1

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (the "Agreement") is made and entered into as of December 1, 1997 by and between the Michigan Strategic Fund (the "Issuer") and Autocam Corporation, a Michigan corporation (the "Obligor").

                                   DEFINITIONS

         Except as provided herein, all capitalized terms shall have the meanings ascribed to them in the Indenture (defined below). In addition to the words and terms elsewhere defined in the Agreement, each of the following words and terms as used in the Agreement shall have the following meaning unless the context or use indicates another or different meaning or intent and shall refer to all or part of the defined subject.

         "Additional Bonds" means the Additional Bonds which are authorized to be issued in accordance with Section 112 of the Indenture in one or more series from time to time to provide funds for the purposes contemplated by the Agreement.

         "Completion Certificate" means the certificate provided for in Section
4.3 hereof, in the form of Exhibit C hereto.

         "Completion Date" means the date of completion of the Project as such date shall be certified in the Completion Certificate.

         "Engineer" means any licensed professional architect/engineer or architectural/engineering firm (who may be in the employ of the Obligor or chosen by the Obligor).

         "Event of Default" means those events of default specified and defined in Section 10.1.

         "General Limitations" means those general limitations on Obligor action or failure to act specified in Section 9.3 hereof, sometimes referenced as a condition to a particular Obligor action but applicable to any action by the Obligor under the Agreement.

         "Improvements to the Project" means such additions, improvements, modifications or relocations as the Obligor may deem necessary or desirable in, on or to the Project, all of which shall be included in the Plans and shall become part of the Project.

         "Indemnified Persons" means the Issuer and its members, officers, agents and employees.

         "Indenture" means the Trust Indenture between the Issuer and the Trustee, dated as of December 1, 1997, as the same may be amended or supplemented in accordance with its terms.

         "Inducement Date" means November 19, 1997, on which date a resolution of intent or inducement to assist in the financing of the Project was adopted by the Issuer.

         "Issuance Costs" means items of expense payable or reimbursable directly or indirectly by the Issuer and related to the authorization, sale and issuance of the Bonds and authorization and execution of the Agreement, which items of expense shall include, but not be limited to, the Issuer's Issuance Fee, application fees and expenses, publication costs, printing costs, costs of reproducing documents, filing and recording fees, Bond Counsel and Counsel fees, initial Trustee's fees, placement agents' fees, costs of credit ratings, Credit Facility issuance fees and charges for execution, transportation and safekeeping of the Bonds and related documents, and other costs, charges and fees in connection with the foregoing.

         "Issuance Fee" means the Bond issuance fee payable to the Issuer on or before the Effective Date in the amount of one-quarter of one percent (0.25%) of the principal amount of the Bonds (i.e., $22,500).

         "Municipality" means the City of Marshall, County of Calhoun, Michigan.

         "Non-Arbitrage Certificate" means the Non-Arbitrage Certificate described in Section 1.1 hereof.

         "Permitted Encumbrances" means and includes (a) the rights of the Issuer, the Trustee and the Bank and the liens created under the Agreement; (b) the rights of the Issuer, the Trustee and the Bank created under the Indenture and assignment of the Agreement; (c) any liens granted to the Bank; and (d) liens permitted by the Reimbursement Agreement or consented to by the Bank in writing.

         "Plans" means the Obligor's plans and budget specifications for the Project, in such reasonable detail as to satisfy to the extent applicable the requirements of Section 9-110 of Act No. 174, Public Acts of Michigan, 1962, as amended, as the same may be revised from time to time in accordance with Article IV hereof, which plans are on file at the principal office of the Obligor.

         "Project" means the acquisition of land, construction on the land of a manufacturing facility and the acquisition and installation of machinery and equipment for that facility, as set forth in Exhibit A hereto, including such modifications thereof, substitutions therefor, and Improvements to the Project, and excluding such deletions therefrom, as shall be made in accordance with the Agreement.

         "Project Costs" means, as applicable (a) obligations of the Issuer or the Obligor incurred for labor and to contractors, builders and materialmen in connection with the acquisition, construction and installation of the Project;
(b) the cost of contract bonds and of insurance of all kinds that may be required or necessary during the course of construction of the Project which is not paid by the contractor or contractors or otherwise provided for; (c) all costs of engineering services, including test borings, surveys, estimates, plans and specifications and preliminary investigations, and supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of the Project; (d) Issuance Costs; (e) all other costs which the Obligor shall be required to pay, under the terms of any contract or contracts, for the acquisition, construction and installation of the Project; (f) other costs of a nature comparable to those described in clauses
(a) through (e) above which the Obligor shall be required to pay as a result of the damage, destruction, condemnation or taking of the Project or any portion thereof; (g) interest on the Bonds or any interim obligation during the period of construction of the Project; or (h) any other costs incurred by the Obligor which are properly chargeable to the Project and which may be financed by the Bonds under the Act.

         "Project Purposes" means use of the Project for manufacturing purposes during a period of usefulness of the Project of at least 18 years in the estimate of the Obligor.

         The terms "redemption," "redeem" and "redeemed" when used with reference to the principal of the Bonds, means, when appropriate, prepayment, prepay and prepaid, respectively.

         "Requisition Certificate" means the certificate required by Section 4.1 hereof, in the form of Exhibit B hereto.

                                    PREMISES

         The Issuer is empowered under the Act to assist any person, firm or corporation in the financing of certain projects and facilities, through the issuance of its limited obligation revenue bonds. The Obligor has proposed the acquisition and construction of the Project and as an inducement therefor has requested the Issuer to assist in the financing of the Project and certain other expenses incidental thereto, as provided in the Act.

         The Issuer has determined that making the Loan to the Obligor will promote and serve the intended purposes of, and in all respects will conform to the provisions and requirements of the Act. In order to grant the Loan and thereby assist in the financing of the Project, the Issuer is issuing the Bonds. The Issuer, the Trustee and the Obligor understand and intend that the financing of the Project through issuance of the Bonds and the making of the Loan will be structured in the following general manner, as detailed in the Indenture and in the Agreement: The Issuer will issue the Bonds under the Act and use the principal amount thereof to make the Loan to the Obligor. The Loan shall be repaid by the Obligor in Loan Repayments sufficient to pay the principal, premium, if any, and interest on the Bonds as the same become due. From the proceeds of the Loan, the Obligor will complete the Project. Under the terms of the Agreement, the Obligor will make Loan Repayments, and will be responsible for paying any costs of the Project which exceed the principal amount of the Bonds, for maintaining and insuring the Project, and for paying all taxes and expenses relating to the Project. The Issuer's obligation with respect to the Bonds is subject to the limitations therein contained, viz., that the principal, premium, if any, and interest on the Bonds and any other costs or pecuniary liability relating to the Bonds, the Loan, the Project or the implementation thereof or any proceeding, document, or certification incidental to the foregoing, shall never be payable from tax revenues or public funds of the State or any agency thereof or general funds or assets of the Issuer, but shall be payable with Available Moneys solely and only from the Security. The Bonds shall not be secured by any interest in the Project or other assets of the Obligor.

         In addition, as part of the Security for the Loan Repayments, the Obligor will cause the Credit Facility to be delivered to the Trustee. The Trustee is instructed in the Indenture to draw under the Credit Facility up to
(a) the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity, by acceleration of maturity or otherwise or upon redemption or (ii) to enable the Trustee to pay the portion of the Purchase Price of Bonds delivered to the Trustee and not remarketed by the Remarketing Agent equal to the principal amount of such Bonds, plus (b) an amount equal to 56 days' (or, if required pursuant to Section 208 of the Indenture, 210 days') interest on the Bonds calculated at the Maximum Rate to enable the Trustee to pay interest on the Bonds plus (c) if the Credit Facility is so amended, any premium on the Bonds.

         The Issuer's participation in the financing of the Project is intended to enable the Obligor to utilize certain provisions of the Code. Section 103 of the Code encourages the construction of certain types of facilities and the public financing thereof through issuance of limited obligation revenue bonds by providing that the interest on such bonds, as contrasted with any bonds which might be issued by the Obligor itself, will be excluded from gross income for federal income tax purposes. This tax exclusion enables the purchasers of the Bonds to accept a lower rate of interest than they would otherwise require, and thereby further reduces the interest cost to the Obligor of financing the Project.

                                    ARTICLE I

                                 REPRESENTATIONS

         Section I.1 Obligor Representations and Covenants Regarding the Internal Revenue Code. The Obligor makes the following representations and warranties for the benefit and reliance of the Issuer, the Trustee and the Bank:

                  (a) The Obligor is a Michigan corporation, is duly organized, validly existing and in good standing under the laws of the State. The Obligor
(i) has full power and authority to own the properties and assets associated with the Project and to complete the Project, and (ii) has full power and authority to execute and deliver the Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Remarketing Agreement and the Pledge Agreement, and to perform the obligations as contemplated thereunder.

                  (b) Neither the execution and delivery of the Reimbursement Agreement, the Bond Purchase Agreement, the Remarketing Agreement, the Pledge Agreement or the Agreement, nor the consummation of the transactions contemplated thereby, nor the fulfillment of or compliance with the terms and conditions of the Reimbursement Agreement, the Bond Purchase Agreement, the Remarketing Agreement, the Pledge Agreement or the Agreement, will, to the best knowledge of the Obligor, violate the Articles of Incorporation or Bylaws of the Obligor, any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which the Obligor is now a party or by which it or any of its properties or assets is bound, or will be in conflict with, result in a breach of, or constitute a default (with due notice or the passage of time or both) under, any such indenture, agreement, or other instrument.

                  (c) The Agreement, the Reimbursement Agreement, the Bond Purchase Agreement, the Remarketing Agreement and the Pledge Agreement have been duly authorized, executed and delivered and are each valid and binding obligations of the Obligor enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect from time to time affecting the enforceability of creditors' rights generally or by general principles of equity.

                  (d) The Obligor intends to occupy the Project or cause the Project to be occupied and to operate or cause it to be operated at all times during the term of the Agreement for Project Purposes and does not know of any reason why the Project will not be so used by it in the absence of supervening circumstances not now anticipated by it or beyond its control.

                  (e) The Project will be completed in such manner as to conform with all applicable zoning, planning, building and other regulations of governmental authorities having jurisdiction of the Project, all necessary utilities are or will be available to the Project, and the Obligor has obtained or will obtain all requisite zoning, planning, building, environmental or other permits necessary for the construction of the Project for Project Purposes, and additional permits necessary for the use of the Project are expected to be obtained upon application at the appropriate times.

                  (f) The Obligor's estimates of Project Costs, the Completion Date and period of usefulness of the Project which were supplied to the Issuer have been made in good faith and are fair, reasonable and realistic.

                  (g) No litigation or governmental proceeding is pending or, to the best knowledge of the Obligor, threatened against the Obligor which could have a material adverse effect on its financial condition or business, or its power to borrow or repay the Loan.

                  (h) The Obligor does not have any material contingent obligations which are not disclosed in writing to the Bank.

                  (i) All representations and warranties in the Reimbursement Agreement are incorporated herein as set forth therein.

                  (j) The Project qualifies as a "project" under the Act and the Obligor intends to have the Project operated as such during the term of this Agreement.

                  (k) The financing of the Project will result in the creation of approximately 200 new jobs and will not result in the transfer of employment of more than 20 full-time employees from another municipality to the Municipality in violation of the Act.

                  (l) All the net Bond proceeds from the sale of the Bonds will be expended on the Project to be owned by the Obligor, except for proceeds used for the payment of costs of issuing the Bonds. Substantially all (at least 95%) of the costs of the Project are for the acquisition or construction of land or property of a character subject to the allowance for depreciation.

                  (m) There are no other bond issues, which together with the Bonds, are to be used with respect to a single building, an enclosed shopping mall or a strip of offices, stores or warehouses using substantial common facilities.

                  (n) No portion of the Bond proceeds will be used to provide any airplane, skybox or other private luxury box, any health club facility, any facility primarily used for gambling or any store the principal business of which is the sale of alcoholic beverages for consumption off premises.

                  (o) Less than 25% of the Bond proceeds are to be used directly or indirectly for the acquisition of land used for other than farming purposes, and no portion of the Bond proceeds is to be used, directly or indirectly for the acquisition of land used for farming purposes.

                  (p) None of the Bond proceeds is to be used for the acquisition of any property (or an interest therein) the first use of which property is not pursuant to such acquisition unless certain rehabilitation requirements as provided in Code Section 147(d) are met.

                  (q) Substantially all (at least 95%) of the net proceeds of the Bonds (face amount) and all of the earnings on Bond proceeds deposited in the Project Fund will be used to provide manufacturing facilities within the meaning of Code Section 144(a)(12)(C). For this purpose, the term "manufacturing facility" means any facility which is used in the manufacturing or production of tangible personal property (including the processing resulting in a change in the condition of such property). The term "manufacturing facility" includes facilities which are directly related and ancillary to a manufacturing facility (determined without regard to this sentence) if a) such facilities are located on the same site as the manufacturing facility and b) not more than 25% of the net proceeds of the Bonds are used to provide such facilities. The Obligor, for purposes of this representation, is able to meet all of the criteria below regarding manufacturing facilities. Office space is directly related and ancillary to a manufacturing facility where such office is located on the premises of the manufacturing facility and not more than a de minimis (5%) portion of the functions to be performed at such office is not directly related to the day-to-day operations at such manufacturing facility. Facilities for the short-term warehousing of raw materials incidental to production or the temporary warehousing of finished product constitute facilities directly related and ancillary to a manufacturing facility. An on-site laboratory whose purpose is to test the manufactured product for quality or to experiment with different materials which might be used as raw materials for the product may be directly related and ancillary to a manufacturing facility. Loading docks or rail spurs to unload raw materials or load finished products may be directly related and ancillary. Forklifts or similar equipment are directly related and ancillary to a manufacturing facility, but trucks or vans to deliver the final product are not. A showroom staffed with full-time sales personnel is outside the scope of a manufacturing facility.

                  (r) Except as is permitted by Code Section 149(b), the Bonds are not federally guaranteed within these provisions; specifically the payment of principal or interest with respect to the Bonds is not guaranteed in whole or in part by the United States or any agency or instrumentality thereof; the Bonds are not issued as part of an issue a significant portion of the proceeds of which is to be used in making loans the payment of principal or interest with respect to which is to be guaranteed in whole or in part by the United States or any agency or instrumentality thereof, or invested directly or indirectly in federally insured deposits or accounts; and the payment of principal or interest on the Bonds is not otherwise indirectly guaranteed in whole or in part by the United States or an agency or instrumentality thereof.

                  (s) The sum of the authorized face amount of the Bonds allocable to each test-period beneficiary (as defined in Code Section 144(a)(10)) plus the respective aggregate face amount of all tax-exempt facility-related bonds presently outstanding (not including any obligations which are to be redeemed from the proceeds of the Bonds) which are allocable to each such test-period beneficiary does not exceed $40,000,000. The Obligor will not sell, lease or enter any other arrangement having the effect of causing another person to become a beneficiary of the Bond financed facility during the test-period which would have the effect of making interest on the Bonds includable in the gross income for federal income tax purposes of the holder thereof.

                  (t) No more than 2% of the proceeds of the Bonds will be used for any Issuance Costs.

                  (u) The weighted average maturity of the Bonds does not exceed 120% of the weighted average reasonably expected economic life of the Project financed with the net proceeds of the Bonds pursuant to Code Section 147(b).

                  (v) No more than 25% of the net proceeds of the Bonds will be used to provide a facility the primary purpose of which is one of the following: retail food and beverage service, automobile sales or service, or the provision of recreation or entertainment pursuant to Code Section 144(a)(8)(A).

                  (w) No portion of the proceeds of the Bonds will be used to provide any of the following: any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard, and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, or racetrack pursuant to Code Section 144(a)(8)(B).

                  (x) There are no "private activity bonds" as defined in
Section 103 of the Code outstanding on the Effective Date, the proceeds of which have been or shall be used with respect to any facility located in the Municipality of which the Obligor or a related person to the Obligor is a principal user.

                  (y) The face amount of the Bonds, plus the aggregate amount of capital expenditures (excluding capital expenditures paid for with proceeds of the Bonds) by the Obligor, any "related person" thereto, any principal user of the Project, and any "related person" thereto (all within the meaning ascribed in Code Section 144(a)(4)) in the Municipality and areas contiguous thereto or attributed to the Municipality beginning three years before the Effective Date and ending three years after the Effective Date do not and will not exceed $10,000,000. In addition, the Obligor will not violate any other provisions of the Code relating to the foregoing.

                  (z) No expenditures for the Project were made prior to 60 days before the Issuer adopted its official intent resolution for the Project on the Inducement Date.

                  (aa) The Project has not been "placed in service" more than 18 months prior to the date of issuance of the Bonds and no expenditure to be reimbursed with proceeds of the Bonds was made more than three years prior to the date of issuance of the Bonds.

                  (bb) Other than the Bonds, there are no other tax exempt obligations issued for the benefit of the Obligor or any "related person" which were or are to be sold (a) within 15 days of the Effective Date, (b) pursuant to the same plan of financing as the Bonds, and (c) payable from the same source of funds as the Bonds.

                  (cc) All representations and warranties of the Obligor set forth in the Non-Arbitrage Certificate and the Borrower's Questionnaire of the Obligor, each dated the Effective Date (including exhibits thereto) will be true and correct as of that date.

         Section 1.2 Additional Covenants. The Obligor hereby covenants that, unless advised otherwise by Bond Counsel, the Obligor will comply with the following:

                  (a) Any proceeds received upon the sale of any of the property which is included in the Project (i) will be invested at a yield not in excess of the yield on the Bonds and used for the purpose of redeeming the Bonds at the first subsequent call date, or (ii) will be used for the purpose of acquiring property performing the same function as the disposed Project property.

                  (b) If part or all of the Project wears out or becomes obsolete so that it is no longer functional to the Obligor and the Obligor deems it appropriate to dispose of such portion of the Project and, only if, the Obligor or any related party thereto receives no economic benefit from the disposal thereof, then the Obligor may dispose of such property other than as provided in (a) above.

                  (c) The Obligor will not use accelerated depreciation for federal income tax purposes for any part of the Project financed with proceeds of the Bonds.

         Section 1.3       Issuer Findings and Representations.

                  (a) The Issuer has the necessary power under the Act, and has duly taken all action on its part required to authorize, execute and deliver the Agreement and to issue the Bonds. The execution and performance by the Issuer of its obligations under this Agreement will not violate or conflict with any instrument by which the Issuer or its properties are bound.

                  (b) All of the proceedings approving the Agreement and the Indenture relating to the Bonds were conducted by the Issuer at meetings which complied with Act No. 267, Michigan Public Acts, 1976, as amended.

                  (c) No member of the Board of Directors of the Issuer is directly or indirectly a party to or in any manner whatsoever interested in the Agreement, the Indenture, the Bonds or the proceedings related thereto.

         Section I.4 Additional Bonds. At the request of the Obligor the Issuer may, but shall not be required to, authorize the issuance of Additional Bonds in accordance with Section 112 of the Indenture. Additional Bonds shall not be issued without the prior written consent of the Bank. The terms of any Additional Bonds shall be approved in writing by the Obligor. Additional Bonds may be issued only to finance any one or more of the following: (i) the costs of making Improvements to the Project; (ii) the refunding of all or any part of the Bonds; and (iii) the Issuance Costs relating to the Additional Bonds and other costs reasonably related to the financing as shall be agreed upon by the Obligor and the Issuer. Any Improvements to the Project acquired with the proceeds of the Additional Bonds shall become a part of the Project and shall be included under the Agreement. Refusal for any reason by the Issuer to issue Additional Bonds shall not release the Obligor from any provisions of the Agreement.

                                   ARTICLE II

                       THE BONDS AND THE PROCEEDS THEREOF

         Section II.1 The Bonds. The Issuer has authorized the issuance and sale of the Bonds. Upon issuance and delivery of the Bonds, the proceeds of the sale of the Bonds derived by the Issuer shall be deposited with the Trustee as follows: (a) in the Bond Fund, a sum equal to the accrued interest, if any, on the Bonds and (b) in the Project Fund, the balance of the proceeds of sale of the Bonds. The obligations of the Issuer and the Obligor under the Agreement are expressly conditioned upon delivery of the Bonds and receipt of the proceeds thereof.

         Section II.2 Issuer Action on Redemption. The Issuer shall, at the request of the Obligor in the case of an optional redemption, or at the request of the Trustee in the case of a mandatory redemption on expiration of the Credit Facility, a mandatory redemption on Determination of Taxability or mandatory redemption from Surplus Bond Proceeds, forthwith take all steps as may be necessary under the Indenture to effect the earliest practicable redemption, as provided under the Indenture, of any or all of the Bonds or portions thereof as may be specified by the Obligor or Trustee, as the case may be.

         In the event of an optional redemption, mandatory redemption on Determination of Taxability or mandatory redemption on expiration of the Credit Facility, unless such redemption is effected in connection with a refunding, the Obligor will pay or cause to be paid pursuant to a draw on the Credit Facility (or, with respect to any premium, if premium is not covered by the Credit Facility, with Available Moneys) an amount equal to the applicable redemption price as a prepayment of the principal amount of the Loan corresponding to such Bonds or portions thereof and interest accrued to the redemption date.

         In the case of an extraordinary optional redemption, the Obligor's direction to the Issuer to redeem shall be given, if at all, within six months following the occurrence of the event giving rise to such redemption.

         In the event the Obligor receives notice under the provisions in the Bond Forms Appendix entitled Mandatory Redemption on Determination of Taxability that a proceeding has been instituted which could lead to a determination that interest on the Bonds is includable in gross income for federal income tax purposes and the resultant Mandatory Redemption on Determination of Taxability, the Obligor shall promptly notify the Trustee, the Bank and the Issuer of such proceeding.

         Section II.3 Investment of Bond Fund and Project Fund; Non-Arbitrage Covenant. Any moneys held as part of the Bond Fund or Project Fund shall be invested, reinvested or applied by the Trustee in accordance with and subject to the conditions of Article VII of the Indenture. The Obligor and the Issuer shall make no use of the proceeds of the Bonds, or any funds which may be deemed to be proceeds of the Bonds pursuant to Section 148 of the Code and the applicable regulations thereunder, which, if such use had been reasonably expected on the date of issuance of the Bonds, would have caused the Bonds to be "arbitrage bonds" within the meaning of such Section and such regulations, and the Obligor shall comply with the requirements of such Section and such regulations throughout the term of the Bonds as provided by and required in the Non-Arbitrage Certificate, the terms of which are incorporated herein and made a part hereof by this reference. The Obligor shall comply, for itself and on behalf of the Issuer, with all requirements of the Code. In particular, the Obligor will compute rebate due, if any, under Section 148 of the Code, pay any rebate due under the Code and retain records as required by the Code.

         Section II.4 Credit Facility. The Obligor shall cause the Credit Facility to be delivered to the Trustee on or before the Effective Date. The Credit Facility shall (a) be in an amount equal to the aggregate principal amount of the Bonds outstanding from time to time plus 56 days' (or if required pursuant to Section 208 of the Indenture, 210 days') interest thereon calculated at the Maximum Rate; (b) provide for payment to the extent of the amount specified in the preceding clause (a) in immediately available funds to the Trustee (upon receipt of the Trustee's request for payment of the principal of, premium, if any, and/or interest on the Bonds then outstanding on any Bond Payment Date, proposed Conversion Date, Conversion Date, Substitution Date, Purchase Date or redemption date pursuant to the Indenture); and (c) provide an expiration date no earlier than the earliest of (i) the payment in full by the Bank of funds authorized to be drawn thereunder so that there are no outstanding Bonds (ii) the honoring by the Bank of a draft on the Credit Facility for all outstanding Bonds, (iii) a stated expiration date, (iv) the day after any Conversion Date, or (v) the fifteenth day following an Event of Default pursuant to Section 801(d) of the Indenture. The Obligor will cause any extension of the Credit Facility to be deposited by the Bank with the Trustee at least 60 days prior to the last Interest Payment Date prior to the expiration of the Credit Facility or Substitute Credit Facility then in effect. Each extension of the Credit Facility shall be satisfactory in form and substance to the Trustee. Upon the conversion of the Bonds to Fixed Rate Bonds, the Bonds may, but need not, be secured by a Credit Facility. The Obligor shall have the right to provide a Substitute Credit Facility in accordance with Section 210 of the Indenture.

         Section II.5 Tender. The Issuer agrees to cause the Trustee in the Indenture to act as tender agent for the Obligor in connection with certain tenders of Variable Rate Bonds and as tender agent for the Bank in connection with certain other tenders of Variable Rate Bonds, all as provided in Article II of the Indenture.

         Section II.6 Remarketing Agent. The Obligor hereby approves of the appointment of Robert W. Baird & Co. Incorporated as the initial Remarketing Agent and covenants and agrees that, without prior written notice to the Trustee and without written approval by the Bank, it will not change the Remarketing Agent.

         Section II.7 Right to Exercise Conversion Option. Subject to the ability of the Obligor to satisfy certain conditions described in the Indenture, the right is reserved to the Obligor, upon receipt of prior approval from the Bank (but only if the existing Credit Facility will remain in effect following the proposed conversion or, in any event, if a draw may be made on the existing Credit Facility in connection with the proposed conversion), to exercise the conversion option in accordance with the Indenture.

         Section II.8 Rebate Account. The Obligor covenants and agrees that it will create and maintain on its books and records a "Rebate Account" as required to comply and evidence compliance with Section 2.3 hereof.

                                   ARTICLE III

                          THE LOAN AND LOAN REPAYMENTS

         Section III.1 The Loan. Concurrently with the delivery of the Bonds, the Issuer will, upon the terms and conditions of the Agreement, lend to the Obligor, by deposit of the proceeds thereof with the Trustee in the Project Fund, an amount equal to the principal amount of the Bonds for application to Project Costs. The accrued interest, if any, received by the Issuer upon the sale of the Bonds shall be deposited into the Bond Fund and shall be applied to the first interest due on such Bonds.

         Section III.2 Loan Repayments; Credit Facility. Except as hereinafter provided, the Obligor shall pay or cause to be paid, in immediately available funds, to the Trustee, for the account of the Issuer, loan repayments corresponding to the principal, premium, if any, Purchase Price and interest payments on the Bonds when due (the "Loan Repayments"); in lieu of such payments, the Trustee shall draw on the Credit Facility, pursuant to Section 209 of the Indenture, amounts equal to such Loan Repayments. So long as the Credit Facility is in effect, the Loan Repayments representing principal of, premium, if any (if the Credit Facility then covers such premium), Purchase Price and interest payments on the Bonds shall be made by deposits of the proceeds of drawings under the Credit Facility and the Obligor shall reimburse the Bank in accordance with the Reimbursement Agreement.

         Payments of the principal and Purchase Price of, premium, if any, or interest on the Bonds shall be made solely from the Security, including draws under the Credit Facility (except with respect to premium unless the Credit Facility has been amended to cover premium on the Bonds). The Obligor's obligation to make Loan Repayments is and shall remain unconditional regardless of the sufficiency and availability of Available Moneys to make such payments.

         With the prior written approval of the Bank and written notice to the Issuer and the Trustee, the Obligor may prepay in whole or in part amounts due on account of the Loan Repayments or for the redemption of Bonds prior to maturity or purchase, but such prepayment shall not in any way alter or suspend any of the obligations of the Obligor under the terms of the Agreement and the Obligor shall continue to perform and be responsible for the performance of all other terms and provisions. Such notice shall be given at least 10 Business Days before the Trustee is to give notice of any related redemption pursuant to
Article IV of the Indenture.

         The Issuer agrees that the Trustee may accept such prepayments when the same are tendered by the Obligor and that such prepayments may be directed by the Obligor to be used for credit on Loan Repayments or for the redemption or purchase of Bonds in the manner and to the extent provided herein and in the Indenture.

         In the event the Obligor prepays Loan Repayments in the following manner and in accordance with the provisions of the Indenture: (a) in Available Moneys, after delivering the No Act of Bankruptcy Certificate attached hereto as Exhibit D to the Trustee or (b) by causing the Trustee to draw on the Credit Facility, for deposit in the Bond Fund an amount of money which, together with amounts then on deposit in the Bond Fund and available therefor, shall be sufficient (i) to retire and redeem at the earliest date(s) permitted under the Indenture all of the then outstanding Bonds and (ii) to pay any interest accruing on the Bonds to maturity or redemption and shall also make provision satisfactory to the Issuer and the Trustee for all fees, costs and expenses specified in Article V hereof accruing through the final payment of the Bonds, then the Loan shall be deemed fully repaid and canceled, and the lien of the Indenture shall be discharged, except for the provisions providing for payment of principal and Purchase Price of, premium, if any, and interest to the Bondholders.

                                   ARTICLE IV

                                   THE PROJECT

         Section IV.1 Project Fund Disbursements. There is established with the Trustee under the Indenture the Project Fund, the moneys in which, subject to the terms hereof and of the Indenture, and subject to the security interest therein granted by the Obligor to the Issuer, shall be the property of the Obligor. Unless an Event of Default has occurred and is continuing which the Trustee is required to take notice of or is deemed to have notice of pursuant to
Section 901(h) of the Indenture, the Trustee, as authorized by the Bank pursuant to the Indenture, shall disburse to or for the benefit of the Obligor out of the Project Fund the lesser of (a) the Project Costs, or (b) the proceeds of the Bonds deposited in the Project Fund and investment income in the Project Fund. Such disbursements shall be made from time to time to pay Project Costs so long as there are moneys in the Project Fund, upon presentation of Requisition Certificate(s) executed by the Obligor and approved for payment in writing by the Bank. The Trustee may also disburse moneys out of the Project Fund to or for the benefit of the Issuer upon the Obligor's failure to pay the fees, costs and expenses of the Trustee or Issuance Costs as required by Section 5.2 hereof.

         Disbursements from the Project Fund shall be made upon the Trustee's receipt of an executed and approved Requisition Certificate.

         The Obligor shall also deliver or cause to be delivered to the Trustee with a Requisition Certificate such other documents and certificates as may be required by the Bank, it being understood that the Trustee shall have no duty to review or approve such documents and certificates.

         Upon the occurrence of an Event of Default under the Indenture, any moneys in the Project Fund shall be transferred by the Trustee to the Bond Fund.

         Upon request and with reasonable notice, the Obligor shall permit the Trustee or the Issuer or its authorized agents to audit the records of the Obligor relating to Project Costs during normal business hours.

         Section IV.2 Obligation of the Obligor to Complete the Project. The Obligor shall proceed with reasonable dispatch to complete the Project substantially in accordance with the Plans. The Obligor may revise the Plans, subject to the General Limitations and under the conditions contained in this section.

         The Issuer makes no warranty, either express or implied, and offers no assurance as to the condition of the Project or that the Project is or will be suitable for the Obligor's purposes, or that the proceeds derived from the sale of the Bonds will be sufficient to pay all Project Costs, and the Issuer shall not be liable to the Obligor if for any reason the Project is not completed. In the event moneys in the Project Fund are insufficient to pay all Project Costs, the Obligor will complete the Project and pay the Project Costs in excess of the sum of moneys available in the Project Fund. By reason of the payment of any such portion of the Project Costs, the Obligor shall not be entitled to any reimbursement from the Issuer, the Trustee or the holders of the Bonds in respect thereof or to any diminution or abatement in the Loan Repayments payable under the Agreement.

         Section IV.3 Completion Certificate. The Obligor shall as promptly as practicable file with the Trustee, the Issuer and the Bank a certificate substantially in the form of Exhibit C attached hereto when the Project is complete. All moneys deposited in the Project Fund and not needed, as of the Completion Date, to pay or reimburse Project Costs (which moneys shall be used for such purposes if needed), shall, upon receipt of such certificate, and in any event on the third anniversary hereof, be deemed Surplus Bond Proceeds and shall be immediately transferred to the Bond Fund to be applied by the Trustee in the manner provided in Section 4.4 of this Agreement.

         Section IV.4 Use of Surplus Bond Proceeds. All moneys transferred to the Bond Fund pursuant to the provisions of Section 4.3, Section 6.1 and Article VII hereof ("Surplus Bond Proceeds") shall be applied by the Trustee for redemption of the Bonds pursuant to Mandatory Redemption from Surplus Bond Proceeds as provided in the Bond Forms Appendix to the Indenture or reimbursement of the Bank for honoring a drawing under the Credit Facility for such purpose, or may be used for any other purpose approved in writing by the Bank which is permitted by the Act and which, in the opinion of Bond Counsel, will not affect the exclusion from gross income for federal income tax purposes of interest on the Bonds. Prior to such use, such Surplus Bond Proceeds shall not be invested at a yield in excess of the yield on the Bonds, unless, in the opinion of Bond Counsel, the investment of Surplus Bond Proceeds at a yield in excess of the yield on the Bonds will not affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds.

         In no event shall Surplus Bond Proceeds so transferred to the Bond Fund or the investment income thereon be used to pay interest on the Bonds.

                                    ARTICLE V

                   OTHER PECUNIARY OBLIGATIONS OF THE OBLIGOR

         Section V.1 Taxes and Other Costs. The Obligor shall promptly pay, as the same become due, all lawful taxes and governmental charges of any kind whatsoever, including without limitation income, profits, receipts, business, property and excise taxes, with respect to any estate or interest in the Project, the Agreement, the Loan or any payments with respect to the foregoing, the costs of all building and other permits to be procured, and all utility and other charges and costs incurred in the operation, maintenance, use, occupancy and upkeep of the Project. The Obligor shall furnish the Issuer upon request proof of payment of any such taxes, charges or costs. The Obligor may in good faith contest, and during such contest not pay, any such taxes, charges and costs, as provided in the Reimbursement Agreement.

         Section V.2 Issuer Fees and Expenses. The Obligor shall pay all Issuance Costs and other reasonable out-of-pocket costs and expenses of the Issuer incidental to the performance of its obligations under the Agreement, the Indenture and with respect to its authorization, sale and delivery of the Bonds, including without limitation on or before the Effective Date the Issuer's Issuance Fee, or reasonably incurred by the Issuer in enforcing the provisions of the Agreement or the Indenture.

         Section V.3 Fees and Expenses of the Trustee and Remarketing Agent. The Obligor shall pay the reasonable fees, costs, expenses and advances of the Trustee, and the Remarketing Agent under the Indenture for services rendered in connection with the Bonds, the duties and services of such Trustee being set out in the Indenture, and it shall pay the Trustee, in addition, all reasonable out-of-pocket counsel fees, taxes and other fees, costs and expenses reasonably incurred by the Trustee in performing its duties as Trustee and in entering into the Indenture. All such payments shall be made as statements are rendered and shall be made by the Obligor directly to the Trustee except to the extent fees, costs, expenses and advances of the Trustee incurred in connection with the issuance of the Bonds are paid from proceeds of sale of the Bonds.

         Section V.4       Indemnification of the Issuer.

                  (a) The Issuer and its members, officers, agents and employees (hereinafter, the "Indemnified Persons") shall not be liable to the Obligor for any reason. The Obligor shall indemnify and hold the Issuer and the Indemnified Persons harmless from any loss, expense (including reasonable counsel fees), or liability of any nature due to any and all suits, actions legal or administrative proceedings, or claims arising or resulting from, or in any way connected with:

                           (i) the financing, installation, operation, use,
                               or maintenance of the Project,

                           (ii) any act, failure to act, or misrepresentation by
                  any person, firm, corporation or governmental agency, including the Issuer, in connection with the issuance, sale, remarketing or delivery of the Bonds,

                           (iii) any act, failure to act, or misrepresentation
                  by the Issuer in connection with this Agreement or any other document involving the Issuer in this matter, or

                           (iv) the selection and appointment of firms providing
                  services to the Bond transaction.

If any suit, action or proceeding is brought against the Issuer or any Indemnified Person, that action or proceeding shall be defended by counsel to the Issuer or the Obligor, as the Issuer shall determine. If the defense is by counsel to the Issuer, which is the Attorney General of the State, or may in some instances be private, retained counsel, the Obligor shall indemnify the Issuer and Indemnified Persons for the reasonable cost of that defense including reasonable counsel fees. If the Issuer determines that the Obligor shall defend the Issuer or Indemnified Person, the Obligor shall immediately assume the defense at its own cost. The Obligor shall not be liable for any settlement of any proceedings made without its consent (which consent shall not be unreasonably withheld).

                  (b) The Obligor shall also indemnify the Issuer for all reasonable costs and expenses, including reasonable counsel fees, incurred in:

                           (i)  enforcing any obligation of the Obligor
                                under this Agreement or any related agreement,

                           (ii) taking any action requested by the Obligor,

                           (iii)taking action required by this Agreement or any
                                related agreement, or

                           (iv) taking any action considered necessary by the
                  Issuer and which is authorized by this Agreement or any related agreement.

                  (c) The obligations of the Obligor under this Section shall survive any assignment or termination of this Agreement.

                  (d) The Obligor shall not be obligated to indemnify the Issuer or any Indemnified Person under subsection (a) if a court with competent jurisdiction finds that the liability in question was caused by the willful misconduct or sole gross negligence of the Issuer or the involved Indemnified Person(s), unless the court determines that, despite the adjudication of liability but in view of all circumstances of the case, the Issuer or the Indemnified Person(s) is (are) fairly and reasonably entitled to indemnity for the expenses which the court considers proper.

         Section V.5 Indemnification of the Trustee. The Obligor shall indemnify and hold the Trustee harmless against any loss, liability or expense, including reasonable attorneys' fees, or settlement costs incurred without breach of the required standard of care set forth in the Indenture arising out of or in connection with claims or actions taken under or pursuant to the Indenture, including the costs and expenses of defense, including counsel selected by the Trustee, against any such claim or action or liability. Notwithstanding anything to the contrary in this Agreement, the Obligor expressly acknowledges and agrees that the obligations and liabilities of the Obligor as set forth in this Section
5.5 shall survive the resignation or removal of the Trustee.

         Section V.6 Insurance. The Obligor shall continuously insure against such risks and in such amounts as are required under the Reimbursement Agreement.

                                   ARTICLE VI

                               PROJECT MAINTENANCE

         Section VI.1 Maintenance and Operation; Removal from Site. The Obligor, at its expense, shall maintain the Project in good condition, repair and working order, and shall make or cause to be made from time to time all necessary repairs, renewals and replacements, ordinary wear and tear and obsolescence excepted. Any property comprising a portion of the Project and purchased with Bond proceeds may not be removed from the site of the Project without the prior written consent of the Bank and unless (i) other property of equivalent or greater value and utility is substituted therefor or (ii) the proceeds of the sale of such property are used in accordance with Section 1.2(a) hereof, subject to the provisions of Section 1.2(b) hereof or (iii) the Obligor receives an opinion of Bond Counsel that noncompliance with (i) or (ii) above will not affect the exclusion of interest on the Bonds for federal income tax purposes under the Code and the Act.

         Section VI.2 Remodeling and Modifications. The Obligor may remodel or modify the Project as it, in its discretion, may deem to be desirable for its or any tenant's uses and purposes; provided that such remodeling or modifications shall not violate the General Limitations. The cost of such remodeling, modifications or improvements shall be paid by the Obligor.

                                   ARTICLE VII

                       DAMAGE TO PROJECT AND CONDEMNATION

         In the event (i) the Project is damaged or destroyed, or (ii) failure of title to all or part of the Project occurs or title to or temporary use of the Project is taken in condemnation or by the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Obligor shall promptly give written notice thereof to the Issuer, the Trustee and, if the Credit Facility is in effect at the time, the Bank. As soon as practicable the Obligor shall elect in writing to the Issuer, the Bank and the Trustee, and with the written consent of the Bank as required by the Reimbursement Agreement, whether to deposit insurance or condemnation proceeds in the Project Fund or in the Bond Fund. If the Obligor shall elect to deposit such proceeds in the Project Fund, it shall proceed to restore the Project with reasonable dispatch, and such moneys shall be disbursed in accordance with Section 4.1 of this Agreement. If the Obligor shall elect to deposit such proceeds in the Surplus Bond Proceeds Account in the Bond Fund, such proceeds shall be used to redeem the Bonds to the extent of such proceeds in the manner provided in the Indenture and in the Bond Forms Appendix under Mandatory Redemption from Surplus Bond Proceeds. As long as any of the Bonds are outstanding, absent an approving opinion of Bond Counsel, all such funds shall not be invested at a yield in excess of the yield on the Bonds prior to their expenditure.

                                  ARTICLE VIII

                      ACTIONS AFFECTING OBLIGOR AND ISSUER
                   INTERESTS IN THE AGREEMENT AND THE PROJECT

         Section VIII.1 Assignment of the Agreement. The Issuer shall assign its rights under and interest in the Agreement (except Reserved Rights) and in all moneys deposited in the various Funds under the Agreement and the Indenture to the Trustee pursuant to the Indenture as security for payment of the principal of and interest on the Bonds, and such assignment shall entitle the Trustee to enforce any obligation of the Obligor under the Agreement. The Obligor hereby consents to any and all assignments described in the preceding sentence or set forth in the Indenture. The Issuer shall not amend the Indenture without the written consent of the Obligor, the Trustee and the Bank, as provided in the Indenture.

         Pursuant to the Act, the assignment of the Issuer's rights and interests pursuant to this Section 8.1 shall be valid and binding from the time this assignment is made. The money or property pledged and thereafter received by the Issuer immediately shall be subject to a lien in favor of the Trustee without a physical delivery, filing, or any further act. The lien of the Trustee shall be valid or binding as against parties having claims of any kind in tort, contract, or otherwise, against the Issuer irrespective of whether the parties have notice. Neither this Agreement, the Indenture, nor any other instrument by which the assignment is made need be filed or recorded.

         Section VIII.2 Obligor's Interest in the Agreement. The Obligor shall not assign or transfer its rights or obligations under the Agreement, except as permitted in the Agreement or consented to in writing by the Bank (which consent may be granted or withheld in the Bank's sole discretion) and as long as the General Limitations are complied with.

         Section VIII.3 Liens by the Obligor. The Obligor shall not create or permit the creation of any lien, encumbrance or charge upon the Project except Permitted Encumbrances.

         Section VIII.4 Security Interest in the Project Fund. To better secure its obligations hereunder, including the obligation to pay Loan Repayments as and when they are due, the Obligor hereby grants a security interest in the moneys at any time held in the Project Fund, and any proceeds thereof, to the Issuer and the Bank (to the extent the Trustee is directed to disburse such moneys to the Bank pursuant to the Indenture) to be perfected by possession of such moneys in the Project Fund by the Trustee and held therein for the benefit of the Bondholders and Bank as provided in the Indenture.

                                   ARTICLE IX

                       FURTHER OBLIGATIONS OF THE OBLIGOR

         Section IX.1 Compliance with Laws. The Obligor shall, throughout the term of the Agreement and at no expense to the Issuer, promptly comply or cause compliance with all legal requirements of duly constituted public authorities which are applicable to the Project or to the repair and alteration thereof, or to the use or manner of use of the Project. Notwithstanding the foregoing, but subject to the General Limitations, the Obligor may exercise its rights to contest the legality of any such legal requirement as applied to the Project provided that in the opinion of Counsel such contest shall not in any way materially adversely affect or impair the obligations of the Obligor under the Agreement or the exclusion of interest on the Bonds from gross income for federal income tax purposes.

         Section IX.2      Maintenance of Assets; Ownership of Project.

                  (a) The Obligor, unless and until the Project shall be sold and transferred to a new owner under paragraph (b) or (c) of this Section 9.2, will do or cause to be done all things necessary to perform its obligations under this Agreement and the other documents contemplated hereby and by the Reimbursement Agreement. Except as provided in paragraph (b), the Obligor shall not cause or permit the Project or any interest therein to be sold, assigned or transferred.

                  (b) So long as no Event of Default shall have occurred and be continuing hereunder, the Project may be conveyed and transferred and this Agreement assigned to a new owner, which assignment must be in compliance with the General Limitations and with the prior written consent of the Bank (which consent may be granted or withheld in the Bank's sole discretion), and without the consent of the Trustee or any Bondholder; provided that (i) the new owner shall be a partnership, limited liability company or corporation duly organized and validly existing in good standing under the laws of any state and qualified to do business in Michigan and shall assume in writing the obligations of the Obligor under this Agreement and the other documents contemplated hereby and
(ii) the Obligor shall, at least 30 days prior to any such assignment or transfer, provide the Issuer and the Trustee with written notice of such transfer accompanied by a copy of the assumption agreement and an opinion of nationally recognized bond counsel that such transfer will not cause or result in interest on the Bonds to be included in gross income for federal income tax purposes.

                  (c) The Obligor shall at all times operate the Project or cause the Project to be operated in strict compliance with the terms of this Agreement so that it fulfills the public purposes of the Act.

         Section IX.3 General Limitations with Respect to Non-Impairment of Tax-Exempt Status of the Bonds. Notwithstanding any other provisions of the Agreement or any rights of the Obligor under the Agreement, the Obligor shall not take or permit to be taken by its agents or assigns any action which, or fail to take any reasonable action the omission of which, would

                  (i) impair the exclusion of interest on the Bonds from gross income for federal income tax purposes; or

                  (ii)  affect the validity of the Bonds under the Act; or

                  (iii) materially alter the scope, character, value, operation or utility of the Project.

In addition, the Obligor shall comply, for itself and on behalf of the Issuer, with all requirements of the Code. The Issuer and the Trustee, upon notification of action to be taken by the Obligor or prior to taking any action requested by the Obligor under the Agreement may require at the expense of the Obligor, an opinion of Counsel or an Engineer or both, as may be appropriate, in writing with respect to compliance with the foregoing General Limitations.

         Section IX.4 Access to Project and Records. Subject to reasonable security and safety regulations and reasonable requirements as to notice, the Issuer, the Trustee, the Bank and their duly authorized agents shall have the right at all reasonable times to enter and inspect the Project. The Issuer, the Trustee, the Bank and their duly authorized agents shall also have the right to inspect the books and records of the Obligor pertaining to the Project and the Security (as defined in the Indenture), subject to reasonable requirements as to notice and during regular business hours.

         Section IX.5 Requirements of Tenants. If any portion of the Project is leased to another person, the Obligor shall use its best efforts to require each of its tenants occupying space in the Project within three years from the Completion Date in provisions of its lease or by means of a written certificate
(a) to warrant and represent that it will not take or permit to be taken by its agents or assigns any action which, or fail to take any action the omission of which, would impair the exclusion of interest on the Bonds from gross income for federal income tax purposes, including a violation of the capital expenditure limitation of Section 144(a) of the Code, (b) to warrant and represent that it will for a period of three years after the date of original issuance of the Bonds, in the case of any tenant who occupies a sufficient portion of the Project to be a principal user of the Project under Section 144(a) of the Code, to file with the Obligor an annual report of its applicable capital expenditures, (c) to attach to the lease or certificate, a certificate of applicable capital expenditures within the Municipality for the period of three years prior to the issuance of the Bonds and any contemplated capital expenditures for a period of three years after the issuance of the Bonds, and
(d) to attach to the lease or certificate a Prior Issue Certificate in the form attached hereto as Exhibit E.

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         Section X.1 Events of Default. The term "Event of Default" shall mean, whenever used in the Agreement, any one or more of the following events:

                  (a) Failure by the Obligor to pay any Loan Repayments in the amounts and at the times provided in the Agreement, but if and only if the Bank has, after demand under the Credit Facility, failed to pay the amount of such Loan Repayment as and when due.

                  (b) Failure by the Obligor to observe and perform any other obligations in this Agreement on its part to be observed or performed for a period of 30 days after written notice specifying such failure and requesting that it be remedied, given to the Obligor by the Issuer, the Bank or the Trustee; provided, however, that if such Default shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if the Default is correctable without material adverse effect on the Bonds and if corrective action is instituted by the Obligor within such period and is diligently pursued until the Default is corrected.

                  (c) Any representation or warranty made by the Obligor in any document delivered by the Obligor to the initial purchasers, the Trustee, the Bank or the Issuer in connection with the issuance, sale and delivery of the Bonds is untrue in any material adverse respect.

                  (d) The occurrence of an Event of Default under the Indenture.

                  (e) The occurrence of an Event of Default under the
                      Reimbursement Agreement.

         The Events of Default described in subsection (b) above are also subject to the following limitation: If the Obligor by reason of force majeure is unable to carry out or observe the obligations described in such subsection
(b), the Obligor shall not be deemed to be in breach or violation of this Agreement or in default during the continuance of such inability. The term "force majeure" as used herein shall include, without limitation, acts of public enemies; insurrections; riots; epidemics; landslides; lightning; earthquake; fire; hurricanes; tornadoes; storms; floods; washouts; droughts; arrests; civil disturbances; labor disturbances or strikes; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event other than financial inability not reasonably within the control of the Obligor. The Obligor agrees, however, insofar as possible, to remedy with all reasonable dispatch the causes preventing it from carrying out its agreement; provided, however, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the exercise of the reasonable discretion of the Obligor.

         Section X.2 Remedies upon Event of Default. Whenever any Event of Default shall have occurred and be continuing, the Issuer, with the consent of the Trustee, or the Trustee acting alone, shall have and may exercise any one or more of the following remedial powers:

                  (a) If the principal of and interest accrued on the Bonds shall have been declared immediately due and payable pursuant to the Indenture, to declare all Loan Repayments payable under Section 3.2 for the remainder of the term of the Agreement to be immediately due and payable, whereupon the same shall become immediately due and payable; provided, however, that, if the Trustee shall annul any such declaration pursuant to the Indenture, the declaration provided for in this clause (a) shall be deemed annulled;

                  (b) If the principal of and interest accrued on the Bonds shall have been declared immediately due and payable pursuant to the Indenture, to institute any actions or proceedings at law or in equity for the collection of Loan Repayments or other sums due and unpaid under the Agreement, to prosecute any such action or proceeding to judgment or final decree, and to enforce any such judgment or final decree and collect in the manner provided by law any moneys adjudged or decreed to be payable; and

                  (c) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Obligor under the federal bankruptcy laws or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Obligor, to file and prove a claim or claims for the whole amount owing under the Agreement plus interest owing and unpaid in respect thereof and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee allowed in such judicial proceedings relative to the Obligor, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.

         In case the Trustee or the Issuer shall have proceeded to exercise or enforce any right or remedy under the Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case, the Obligor, the Issuer and the Trustee shall be restored to their respective rights and positions hereunder and all rights and remedies of the Obligor, the Issuer and the Trustee shall continue as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

         Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the Indenture, except amounts collected pursuant to Article V for the benefit of the Issuer or the Issuer's Agents, which shall be paid to and retained by the Issuer.

         Section X.3 Payment of Attorneys' Fees and Other Expenses. In the event the Obligor should default under any of the provisions of the Agreement and the Issuer and/or the Trustee should employ attorneys or incur other expenses for the collection of the Loan or for the enforcement of performance or observance of any obligation of the Obligor in the Agreement or any other document related to the issuance of and security for the Bonds, the Obligor shall on demand therefor pay to the Issuer or the Trustee, or both, as the case may be, the reasonable fees of such attorneys and such other reasonable expenses so incurred.

         Section X.4 Waivers and Limitation on Waivers. By reason of the assignment of the Issuer's rights and interest in the Agreement to the Trustee, the Trustee shall have the power with the consent of the Bank to, and shall if requested by the Bank, waive or release the Obligor from any Event of Default or the performance or observance of any obligation or condition of the Obligor under the Agreement, provided such waiver or release is not prohibited by the Indenture and the Trustee and the Issuer receive an opinion of Counsel that such action will not impose any pecuniary obligation or liability or adverse consequence upon the Issuer or the Trustee and the Issuer and the Trustee shall have each been provided such indemnification from the Obligor as the Issuer or the Trustee shall deem necessary, and provided that, with respect to a waiver of an Event of Default such waiver shall be limited to the particular Event of Default so waived and shall not be deemed to waive any other Event of Default hereunder nor a waiver of a similar Event of Default on a future occasion.

         No delay or omission to exercise any right occurring upon any Event of Default shall impair any such right or shall be construed to be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Issuer or the Trustee in this Agreement, it shall not be necessary to give any notice other than such notice as may be herein expressly required. Notwithstanding anything to the contrary contained herein, the Obligor does not waive any statute of limitations under applicable law.

                                   ARTICLE XI

                      OBLIGATIONS OF OBLIGOR UNCONDITIONAL

         Section XI.1 Obligor Obligations. The obligation of the Obligor to make Loan Repayments and the payments required by Article V hereof and to perform its other covenants hereunder shall be absolute and unconditional and shall not be subject to any diminution by right of set-off, counterclaim, recoupment or otherwise. During the term hereof, the Obligor (i) shall not suspend or discontinue its Loan Repayments, (ii) shall perform and observe all of its other obligations contained herein and (iii) except as explicitly permitted herein, shall not terminate the Agreement for any cause including, without limiting the generality of the foregoing, defect in title to the Project, failure to complete the Project, any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction or damage to or condemnation of the Project, commercial frustration of purpose, any change in the tax or other law by the United States of America or the State or any political subdivision of either, or any failure of the Issuer to perform and observe any obligation or condition arising out of or connected with the Agreement. This shall not be construed to release the Issuer from the performance of any of its obligations under the Agreement; and in the event the Issuer shall fail to perform any such obligation, the Obligor may institute such action against the Issuer as the Obligor may deem necessary to compel performance; provided, however, that no such action shall violate this Section or diminish Loan Repayments. The Obligor may at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceedings or take any other action involving third persons which the Obligor deems reasonably necessary in order to secure or protect its rights under the Agreement, and in such event the Issuer shall cooperate fully with the Obligor.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section XII.1 Amounts Remaining in Funds. Any amounts remaining in the Bond Fund, the Purchase Fund or the Project Fund upon expiration or sooner termination of the Agreement as herein provided, after payment in full of the Bonds (or provision therefor) in accordance with the Indenture, and all other costs and expenses of the Obligor specified under Article V, and all amounts owing the Issuer, the Trustee, the Bank, and the Remarketing Agent under the Agreement, the Indenture and the Reimbursement Agreement, shall be paid to the Obligor.

         Section XII.2 Obligor Bound by Indenture. The Obligor, by execution of this Agreement, acknowledges and agrees that it has participated in the drafting of the Indenture and agrees that it has approved the Indenture and agrees that it is bound by and shall have the rights set forth by the terms and conditions thereof and covenants and agrees to perform all obligations required of the Obligor pursuant to the terms of the Indenture.

         Section XII.3 Consents Under the Agreement. Unless otherwise expressly provided herein, all consents permitted or required to be given under the Agreement by the Issuer or the Trustee shall be reasonable and shall not be unreasonably withheld or delayed.

         Section XII.4 Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given on the date shown as delivered when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the Issuer, the Obligor, the Bank, the Remarketing Agent or the Trustee, as the case may be, at the Issuer's Address, the Obligor's Address, the Bank's Address, the Remarketing Agent's Address or the Trustee's Address, respectively, or hand delivered to the above at their respective addresses. A duplicate copy of each such notice, certificate or other communication given hereunder to the Issuer, the Obligor, the Bank, the Remarketing Agent or the Trustee shall also be given to the others.

          The Issuer, the Obligor, the Bank, the Remarketing Agent and the Trustee may, by written notice to the other parties, designate any further or different addresses to which subsequent notices, certificates or communications shall be sent.

         Section XII.5 Amendment. The Agreement may be amended only as provided in the Indenture, and no amendment to the Agreement shall be binding upon either party hereto until such amendment is reduced to writing and executed by the parties hereto.

         Section XII.6 Binding Effect. The Agreement shall be binding upon the parties hereto and upon its respective successors and assigns, and the words "Issuer" and "Obligor" shall include the parties hereto and their respective successors and assigns and include any gender, singular and plural, any individuals, partnerships, limited liability companies or corporations.

         Section XII.7 Severability. If any clause, provision or section of the Agreement be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections.

         Section XII.8 Execution in Counterparts. The Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section XII.9 Captions and Table of Contents. The captions or headings and the Table of Contents in the Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions of the Agreement.

         Section XII.10 Applicable Law. The Agreement shall be governed in all respects, whether as to validity, construction, performance or otherwise, by the laws of the State.

         IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed as of the day and year first above written.


                                MICHIGAN STRATEGIC FUND
                                (Issuer)


                                By:____________________________

                                Its:     Authorized Officer



                                AUTOCAM CORPORATION
                                (Obligor)


                                By:____________________________

                                Its:     Chief Financial Officer

                          EXHIBIT APROJECT DESCRIPTION


         The Project consists of the acquisition of land, the construction of an approximately 56,000 square foot manufacturing facility and the acquisition and installation of machinery and equipment in the City of Marshall, County of Calhoun, Michigan.

                                  EXHIBIT B

                           REQUISITION CERTIFICATE


TO:               Norwest Bank Wisconsin, N.A., as Trustee

FROM:             Autocam Corporation (the "Obligor")

SUBJECT: $9,000,000 Michigan Strategic Fund Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997
                  (Autocam Corporation Project)

         This represents Requisition Certificate No. ________ in the total amount of $___________ to pay those costs of the Project detailed in the schedule attached.

         The undersigned does certify that:

         1. The expenditures for which moneys are requisitioned hereby represent proper charges against the Project Fund of the subject bond issue, have not been included in a previous requisition and have been properly recorded on the Obligor's books.

         2. The moneys requisitioned hereby are not greater than those necessary to meet obligations due and payable or to reimburse the Obligor for its funds actually advanced for costs of the Project and do not represent a reimbursement to the Obligor for working capital.

         3. The Obligor is not in default under the Agreement and nothing has occurred to the knowledge of the Obligor that would prevent the performance of its obligations under the Agreement.

         4. In the event moneys in the Project Fund after payment of moneys herein requested are insufficient to pay Project Costs, the Obligor will pay such additional Project Costs as are incurred from such other funds which are available for such purpose.

         5. All of the property acquired with the moneys hereby requested will be owned by the Obligor.

         6. The sum of (A) moneys requisitioned hereby to pay (or reimburse the Obligor of its prior payment of) issuance costs of the Bonds (within the meaning of Section 147(g) of the Internal Revenue Code of 1986, as amended), plus (B) the total moneys previously disbursed from the Project Fund and similarly applied, does not exceed $180,000 (which is 2% of the face amount of the Bonds).

         7. Delivered herewith are the following requested certificates, sworn statements, waivers of lien, surveys, invoices, architect's certificates and other documents:

Executed this _______ day of ____________, 199____.


                          AUTOCAM CORPORATION,
                          (Obligor)



                          By:_______________________________________

                                   Authorized Obligor Representative


                          Approved By:

                          COMERICA BANK, as Issuer of the Credit Facility



                          By:________________________________________

                          Its:_______________________________________

             SCHEDULE TO REQUISITION CERTIFICATE NO. ______________


Payee and Address    Description of Property or Services Provided        Amount
-----------------    --------------------------------------------        ------

                                   EXHIBIT C
                             COMPLETION CERTIFICATE


TO:               Michigan Strategic Fund (the "Issuer"),
                  Comerica Bank (the "Bank") and
                  Norwest Bank Wisconsin, N.A., as Trustee (the "Trustee")

FROM:             Autocam Corporation (the "Obligor")

SUBJECT: $9,000,000 Michigan Strategic Fund Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997
                  (Autocam Corporation Project)

         The undersigned does hereby certify:

         1. The Project has been completed in accordance with the Plans and in such manner as to conform with all applicable zoning, planning and building regulations of the governmental authorities having jurisdiction of the Project, as of the date of this Certificate (the "Completion Date").

         2. The Costs of the Project have been paid in full except for those not yet due and payable, which are described below and for which moneys for payment thereof are being held in the Project Fund:

                  (a)      Cost of the Project not yet due and payable:



                           Description                                                           Amount
                                                                                                 $__________

                                                                       TOTAL            $_____________


                  (b)      Payments being contested:
                           Description                                                           Amount


                                                                       TOTAL            $_____________


         3. The moneys in the Project Fund in excess of the totals set forth in 2(a) and (b) above represent Surplus Bond Proceeds and the Trustee is hereby authorized and directed to apply such moneys pursuant to Section 4.4 of the Agreement.

         4. No Event of Default has occurred under the Agreement or the Reimbursement Agreement nor has any event occurred which with the giving of notice or lapse of time or both shall become such an Event of Default. Nothing has occurred to the knowledge of the Obligor that would prevent the performance of its obligations under the Agreement or the Reimbursement Agreement.

         This certificate is given without prejudice to any rights against third parties which exist at the date hereof or which may subsequently come into being.

         Capitalized terms used herein have the meanings given them in the Trust Indenture for the Bonds.

         Executed this ______ day of ___________________, 19____


                              AUTOCAM CORPORATION
                              (Obligor)


                              By:______________________________________

                                       Authorized Obligor Representative

                                    EXHIBIT D
                        NO ACT OF BANKRUPTCY CERTIFICATE


TO: Comerica Bank, as issuer of the Credit Facility (the "Bank") and Norwest Bank Wisconsin, N.A., as Trustee (the "Trustee")

FROM:             Autocam Corporation (the "Obligor")

SUBJECT: $9,000,000 Michigan Strategic Fund Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997
                  (Autocam Corporation Project)

         The undersigned does hereby certify to the Trustee and the Bank that, during and prior to the period beginning _____________________________ and continuing until the date hereof, no Act of Bankruptcy (as defined in that certain Loan Agreement, dated as of December 1, 1997, between the undersigned and the Michigan Strategic Fund) shall have occurred.

         The Obligor acknowledges that the Trustee and the Bank may conclusively rely on this Certificate.

         Under penalties of perjury, this certificate has been executed this _____ day of __________________, 19______, by the Obligor.


                            AUTOCAM CORPORATION
                            (Obligor)



                            By:_______________________________________
                               Authorized Obligor Representative

                                    EXHIBIT E

                             PRIOR ISSUE CERTIFICATE

                      (To be attached as an addendum to any
                   sale, assignment, or lease of the Project)

         The undersigned hereby executes this Prior Issue Certificate for the purposes of enabling Autocam Corporation, a Michigan corporation (the "Obligor"), as obligor on an issue of $9,000,000 Michigan Strategic Fund Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997 (Autocam Corporation Project) (the "Bonds"), to comply with a provision of a Loan Agreement, dated as of December 1, 1997 (the "Agreement"), by and between the Obligor and the Michigan Strategic Fund, such provision being intended to prevent the loss of the exclusion from gross income for Federal income tax purposes of the interest on the Bonds by reason of Code Section 144. The undersigned undertakes and confirms that the Obligor is relying upon the information and representations contained herein, and that such information and representations are correct and complete. Failure to supply the correct information on this Certificate, notwithstanding anything in the Loan Agreement to the contrary, constitutes a breach of the Loan Agreement.

         The undersigned hereby certifies that the face amount of all outstanding tax-exempt facility-related bonds ("IDBs") allocated to the undersigned at the time the Bonds were issued pursuant to Code ss. 144(a)(10) was $______________. This is an amount which bears the same relationship to the face amount of the outstanding tax-exempt IDBs as the portion of the facilities financed by such IDBs used by the undersigned bears to all such facilities financed, or as the portion of the facilities owned by the undersigned bears to all such financed facilities.

         The undersigned hereby certifies that the face amount of the Bonds allocated to the undersigned, based upon the percentage of use or the percentage of ownership or use by the undersigned in the Bond-financed facility, is $______________________.

         The undersigned does hereby certify that he or she is a duly authorized officer of the proposed _____________________________, as indicated under his or her signature, and that he or she has been authorized to furnish the information and representations contained herein for use by the Obligor.

                                  __________________________________________
                                  (Purchaser, Lessee, Sublessee, or Assignee)


                                  By:_____________________________

Dated:_________________________   Its:____________________________

                             REIMBURSEMENT AGREEMENT

                                     BETWEEN

                                  COMERICA BANK

                                       AND

                               AUTOCAM CORPORATION












                                  Relating to:

                       $9,000,000 Michigan Strategic Fund,
             Variable Rate Demand Limited Obligation Revenue Bonds
                   (Autocam Corporation Project), Series 1997













                          Dated as of December 1, 1997

                                TABLE OF CONTENTS


                                                                            Page

SECTION 1.  Reimbursement and Other Payments                                -1-
SECTION 2.  Issuance of Letter of Credit                                    -3-
SECTION 3.  Conditions Precedent to the Issuance of the Letter of Credit    -4-
SECTION 4.  Obligations Absolute                                            -6-
SECTION 5.  Representations and Warranties                                  -6-
SECTION 6.  Affirmative Covenants                                           -9-
SECTION 7.  Negative Covenants of the Obligor                               -11-
SECTION 8.  Events of Default                                               -11-
SECTION 9.  Collateral Security                                             -12-
SECTION 10. Amendments, Waivers, Etc                                        -12-
SECTION 11. Addresses for Notices                                           -12-
SECTION 12. No Waiver; Remedies                                             -13-
SECTION 13. Indemnification                                                 -13-
SECTION 14. Continuing Obligation                                           -14-
SECTION 15. Transfer of Letter of Credit                                    -14-
SECTION 16. Liability of the Bank                                           -14-
SECTION 17. Costs, Expenses and Taxes                                       -15-
SECTION 18. Disbursements                                                   -15-
SECTION 19. Insurance                                                       -16-
SECTION 20. Condemnation                                                    -17-
SECTION 21. Severability                                                    -17-
SECTION 22. Governing Law                                                   -17-
SECTION 23. Authorized Signers                                              -17-
SECTION 24. Headings                                                        -17-
SECTION 25. Waiver of Jury Trial                                            -17-

EXHIBIT A  IRREVOCABLE LETTER OF CREDIT                                     A-1
EXHIBIT B  AMORTIZATION SCHEDULE                                            B-1
EXHIBIT C  REDEMPTION NOTICE                                                C-1

                             REIMBURSEMENT AGREEMENT


    REIMBURSEMENT AGREEMENT (the "Agreement"), dated as of December 1, 1997 (the "Execution Date") by and between Autocam Corporation, a Michigan corporation, whose address is 4070 East Paris Avenue, S.E., Kentwood, MI 49512 (the "Obligor") and COMERICA BANK, a Michigan banking corporation, whose address is 1000 Campau Square Plaza, 99 Monroe Avenue, N.W., Grand Rapids, MI 49503 (the "Bank").


                                   WITNESSETH:

    WHEREAS, the Obligor has requested the Michigan Strategic Fund (the "Issuer") to finance a part of the cost of the acquisition, construction and equipping of new production facilities (including machinery and equipment) to be located in the L. ALTA Brooks Industrial Park in the City of Marshall, Michigan (the "Project"), by the issuance and sale, pursuant to a Trust Indenture, dated as of December 1, 1997 (the "Indenture"), naming Norwest Bank Wisconsin, N.A. as trustee (the "Trustee"), of $9,000,000 principal amount of the Issuer's Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997 (Autocam Corporation Project) (the "Bonds") to the purchaser or purchasers thereof (the "Bond Purchasers"); and

    WHEREAS, in order to induce the Bond Purchasers to purchase the Bonds, the Obligor has requested that the Bank issue an irrevocable letter of credit (such letter of credit and any successor letter of credit as described in Section 2 of this Agreement being herein called the "Letter of Credit"), in an amount not to exceed $9,138,082.19 (such amount being herein called the "Letter of Credit Amount") to secure payment of the principal of, purchase price of, and interest on, the Bonds.

    NOW, THEREFORE, in consideration of the premises, the Obligor and the Bank hereby agree as follows:

    SECTION 1. Reimbursement and Other Payments.

    (a) The Obligor hereby agrees with the Bank as follows: (i) to pay the Bank, following payment by the Bank of any draft presented under a Letter of Credit other than a "Purchase Draft" (as defined in the Letter of Credit), and on the same day on which such draft is so paid, a sum (and interest on such sum as provided in clause (iii) below) equal to the amount so paid under the Letter of Credit plus any and all reasonable charges and expenses which the Bank may pay or incur relative to such Letter of Credit; (ii) to pay the Bank, following payment by the Bank of a Purchase Draft, and on the same day on which a Purchase Draft is paid, an amount equal to the accrued interest paid by such payment, plus sums from time to time in installments sufficient to maintain the amortization schedule for the Bonds, which schedule is attached hereto as Exhibit B, together with interest on such moneys outstanding at a fluctuating interest rate per annum (computed on the basis of a 360 day year for the actual number of days elapsed) as shall be in effect from time to time, which rate per annum shall be equal to the rate publicly announced by the Bank as its "Prime Rate" (the "Prime Rate"), but such interest rate shall in no event be higher than the maximum rate permitted by law, which interest shall be payable monthly; and (iii) to pay the Bank, interest on any and all amounts remaining unpaid by the Obligor hereunder, other than the principal portion of a Purchase Draft following a Purchase Draft, at any time from the date any such amount becomes payable until payment in full, payable on demand, at a fluctuating interest rate per annum (computed on the basis of a 360 day year for the actual number of days elapsed) as shall be in effect from time to time, which rate per annum shall be equal to three percent (3%) above its Prime Rate, provided that such fluctuating interest rate shall in no event be higher than the maximum rate permitted by law and, in addition, upon demand by the Bank any and all reasonable expenses including but not limited to legal expenses incurred by the Bank in enforcing any rights under this Agreement or any other collateral agreement entered into in conjunction herewith.

    (b) In addition, the Obligor hereby agrees to pay to the Bank a commission with respect to the Letter of Credit, computed (on the basis of a year of 360 days for the actual number of days elapsed) at the rate of five-eighths percent (5/8%) per annum on the Letter of Credit Amount (or, in the event, and effective the date, of any reduction in the maximum amount available under the Letter of Credit in accordance with the terms thereof, on such smaller amount to which the maximum amount available under the Letter of Credit may have been so reduced from time to time) from and including the date of issuance of the Letter of Credit to but excluding the last day a drawing is available under the Letter of Credit (the "Expiration Date"), payable in advance in annual installments, on the first day of December of each year until the Expiration Date; provided, that the first installment shall be payable on the date of issuance of the Letter of Credit for the period from and including such date of issuance until December 1, 1998. If the Expiration Date occurs on a day before the date to which commission has been prepaid under this Section 1(b), the Bank agrees to repay to the Obligor, promptly after the Expiration Date, such portion of such commission as is allocable to the period from and including the Expiration Date until the day to which such commission has been prepaid; provided, that the Bank shall not be obligated to repay any portion of such commission at any time if at the close of the Bank's business on the Expiration Date there exists an Event of Default under this Agreement.

    (c) In addition, a $100 fee shall be payable by the Obligor at the time of each drawing on the Letter of Credit and a fee of $1,500 shall be paid by the Obligor upon the transfer of the Letter of Credit to a new trustee, except for a transfer at the request of the Bank.

    (d) If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit, limitation or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Bank or (ii) impose on the Bank any other condition regarding this Agreement or the Letter of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be determined by the Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by the Bank, the Obligor shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at the rate provided in subsection (a) above. A certificate as to such increased cost incurred by the Bank as a result of any event mentioned in clause
         (i) or (ii) above, submitted by the Bank to the Obligor, shall be conclusive as to the amount thereof.

    (e) All payments by the Obligor to the Bank hereunder shall be made in lawful money of the United States and in immediately available funds at the Bank's office at the address set forth above or in another matter acceptable to the Bank. All such payments shall be charged when due to account at the Bank, No. 1840378044 (or any other deposit or other account of the Obligor maintained with the Bank and designated as a replacement therefor); provided, however, this authorization shall not affect Obligor's obligation to pay, when due, any indebtedness hereunder whether or not account balances are sufficient to pay amounts due.

    SECTION 2. Issuance of Letter of Credit. On or before December 31, 1997, upon written notice from the Obligor to the Bank and subject to the satisfaction of the conditions precedent specified in Section 3 below, the Bank will issue the Letter of Credit in substantially the form of Exhibit A hereto, in favor of the Trustee and expiring no later than December 16, 2000 (the "Expiration Date"). So long as no Event of Default has occurred and is continuing, on December 1 of each year (the "Anniversary Date"), beginning December 1, 1998, the Expiration Date shall automatically be extended for an additional year, unless the Bank has notified the Obligor in writing on or before such Anniversary Date of the Bank's intention not to extend the Expiration Date. The Bank agrees to process an amendment to the Letter of Credit extending the Expiration Date promptly upon each extension. This procedure for the automatic extension of the Letter of Credit shall be applicable to successive Anniversary Dates, so long as the Letter of Credit shall not have been terminated as provided therein; provided, however, that the Expiration Date shall not be extended beyond December 16, 2012.

    SECTION 3. Conditions Precedent to the Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit is subject to the satisfaction of the following conditions precedent:

    (a) On or before the date of issuance of the Letter of Credit, the Obligor shall have paid to the Bank the commission payable on such date of issuance under Section 1(b) above.

    (b) On or before the date of issuance of the Letter of Credit, the Bank shall have received the following, each dated contemporaneous with the date of issuance of the Letter of Credit and in form and substance satisfactory to the Bank:

         (i) certified copies of resolutions of the Board of Directors of the Obligor approving this Agreement, the form and content of the Letter of Credit and the other matters and documents contemplated hereby.

         (ii) a certificate of the Secretary or an Assistant Secretary (or other authorized officer or representative) of the Obligor, certifying the names and true signatures and incumbency of the officers of the Obligor authorized to sign this Agreement and the other documents to be delivered by it hereunder.

         (iii) a certified copy of the Articles of Incorporation of the Obligor and a certificate of good standing for the Obligor from each jurisdiction in which its conduct or activities require it to be licensed to do business.

         (iv) a full set of the Obligor's Bylaws duly certified by the Secretary or an Assistant Secretary (or other authorized officer) of the Obligor.

         (v) a favorable opinion of Dickinson, Wright, Moon, VanDusen & Freeman, counsel for the Obligor, in form and substance satisfactory to the Bank.

         (vi) a favorable opinion of Howard & Howard Attorneys, P.C., as Bond Counsel, in form and substance satisfactory to the Bank.

         (vii) a favorable opinion of Miller, Canfield, Paddock and Stone, P.L.C. as counsel for the Bank, in form and substance satisfactory to the Bank.

         (viii) an executed copy of the Indenture (or a copy thereof certified as to authenticity by the Trustee).

         (ix) an executed copy of that certain Loan Agreement dated as of the Execution Date between the Issuer and the Obligor (the "Loan Agreement") (or a copy thereof certified as to authenticity by Counsel for or an agent of the Issuer).

         (x) counterpart originals of the mortgages, security agreements, guarantees and other documents constituting the Collateral Documents (as defined in Section 9 of this Agreement) together with evidence of such recordings, filings of financing statements or of other actions necessary or desirable to establish the priority of lien in the Collateral Security (as defined in Section 9 of this Agreement) as the Bank may require.

         (xi) a copy of the preliminary Offering Circular and the final Offering Circular (together with the documents incorporated therein by reference, herein called the "Offering Circular") of the Issuer relating to the Bonds.

         (xii) an executed original of that certain Pledge and Security Agreement dated as of the Execution Date between the Obligor, the Bank and the Trustee.

         (xiii) a revocable redemption notice to the Trustee with respect to redemptions required by Section 6(c) hereof in the form of Exhibit C hereto.

         (xiv) such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

    (c) The following statements shall be true and correct on and as of the date of issuance of the Letter of Credit, and the execution of this Agreement by a duly authorized officer of the Obligor shall be a confirmation of the following:

         (i) the representations and warranties contained in Section 5 of this Agreement are correct on and as of the date of such issuance as though made on and as of such date; and

         (ii) no event has occurred which constitutes an Event of Default (as defined in Section 8 hereof) or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, nor will the issuance of the Letter of Credit give rise to the occurrence of an Event of Default.

    (d)  On or before the day of the issuance of the Letter of Credit:

         (i) the Issuer and the Trustee shall have duly authorized and executed the Indenture and the Indenture shall continue to be in full force and effect;

         (ii) the Issuer and the Obligor shall have duly authorized and executed the Loan Agreement and the Loan Agreement shall continue to be in full force and effect;

         (iii) the Obligor, or any other entity or person required to deliver the same, shall have duly authorized and executed the Collateral Documents and the Collateral Documents shall continue to be in full force and effect; and

         (iv) the Issuer and the Underwriter shall have duly authorized and executed the Bond Purchase Agreement (the "Bond Purchase Agreement") relating to the Bonds, which shall continue to be in full force and effect, and the Issuer shall have issued and delivered the Bonds under the Bond Purchase Agreement.

    SECTION 4. Obligations Absolute. The payment obligations of the Obligor under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances, either alleged or established:

    (a) any lack of validity or enforceability of the Letter of Credit, the Bonds, the Indenture, the Loan Agreement or any other agreement or instrument relating thereto;

    (b) any amendment or waiver of or any consent to departure from all or any of the foregoing;

    (c) the existence of any claim, set-off, defense or other right which the Obligor may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction;

    (d) any statement or any other document presented under the Letter of Credit proving to be erroneous, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

    (e) payment by the Bank in good faith under the Letter of Credit against presentation of a draft or certificate under circumstances where the draft or certificate is noncomplying in one or more respects; or

    (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

    SECTION 5. Representations and Warranties. The Obligor represents and warrants as of the Execution Date, as follows:

    (a) It is a legal entity duly created, validly existing and in good standing under the laws of the State of Michigan and is qualified and in good standing in every jurisdiction in which its business or activities requires qualification.

    (b) The execution, delivery and performance by the Obligor of this Agreement, the Loan Agreement, the Pledge and Security Agreement, and the Collateral Documents, as the case may be, are within the Obligor's legal powers, have been duly authorized by all necessary legal action, do not contravene or violate (i) the Articles of Incorporation or Bylaws of the Obligor, (ii) any law, order, rule or regulation applicable to the Obligor, (iii) any contract or agreement to which the Obligor is a party or by which it is bound and does not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Collateral Documents, this Agreement, the Indenture, the Pledge and Security Agreement or the Loan Agreement) upon or with respect to any of its properties.

    (c) All registration with, authorizations by, or approvals of any governmental body required to be obtained by the Obligor for the execution, delivery and performance of this Agreement, the Loan Agreement, the Pledge and Security Agreement and the Collateral Documents have been obtained and remain in full force and effect.

    (d) This Agreement, the Loan Agreement, the Pledge and Security Agreement, and the Collateral Documents are legal, valid and binding obligations of the Obligor, enforceable against it in accordance with their respective terms, except as enforceability may be subject, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

    (e) There is not pending or, to the knowledge of the Obligor, threatened any action or proceeding before any court, governmental agency or arbitrator against or affecting the Obligor which, if determined adversely to the Obligor, would materially and adversely affect the financial condition or operations of the Obligor, except as previously disclosed to the Bank in writing or as set forth in the annual financial statements of the Obligor for the fiscal year ending June 30, 1997 and, and as to any actions and proceedings set forth in such financial statements, there has been no materially adverse development regarding any such action or proceedings.

    (f) The financial statements referred to in Section 5(e) above fairly present the financial position of the Obligor, as at such dates all in accordance with generally accepted accounting principles consistently applied, and since the dates of such statements, there has been no material adverse change in such condition or operations.

    (g) The Obligor has not incurred any material accumulated funding deficiency within the meaning of the Employment Retirement Income Security Act of 1974 ("ERISA") and has not incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") in connection with any employee benefit plan established or maintained by the Obligor.

    (h) The Obligor has good and marketable fee simple absolute title to the real property upon which the Project will be constructed (the "Premises") free from all liens and encumbrances except Permitted Encumbrances (as defined in the Revolving Credit Loan Agreement dated June 27, 1997, between Obligor and the Bank (the "Credit Agreement")).

    (i) he Obligor is not in default in the payment of any indebtedness for borrowed money or under the terms and provisions of any agreement or instrument evidencing any such indebtedness.

    (j) The Project has adequate rights of access to all water, sanitary sewer and storm drain facilities and access to utilities necessary or convenient to the full use and enjoyment of the Project are available at the boundaries of the Premises, and if not now installed the same shall be constructed and installed to service the Project in a timely fashion.

    (k) The Project has adequate rights of access to public ways and all roads necessary for the full utilization of the Project for its intended purposes have either been completed or the necessary rights of way therefor have either been acquired by the appropriate governmental authorities or have been dedicated to public use and accepted by said governmental authorities, and all necessary steps have been taken by the Obligor and said governmental authorities to assure the complete construction and installation thereof.

    (l) The Obligor acknowledges that the Bank makes no representation or warranty as to the adequacy or accuracy of the environmental surveys and reports that have been procured by the Obligor and presented to the Bank in conjunction with the Project. The Obligor confirms the indemnification of the Bank with respect to environmental matters contained in the Collateral Documents and/or related documents or instruments. The Bank assumes no liability whatsoever with respect to such environmental surveys or reports.

    (m) The Obligor will employ the proceeds of the Bonds solely for the purpose of paying the costs of the Project.

    (n) No representation or warranty of the Obligor contained in this Agreement or in any of the Collateral Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to the Bank by or on behalf of the Obligor contains, or will contain, any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading in any material respect when made.

    (o) The Obligor has obtained or will obtain all licenses, permits, authorizations, consents or approvals from each governmental authority necessary for the operation of the Project; and all such licenses, permits, authorizations, consents or approvals are or will be in full force and effect.

    SECTION 6. Affirmative Covenants. So long as a drawing is available under the Letter of Credit, the Obligor will, unless the Bank gives its prior consent in writing:

    (a) Comply with Credit Agreement. Comply with all of the terms and conditions contained in Section 7 of the Credit Agreement, which
         Section 7 as it may be amended from time to time, is hereby incorporated by reference. This reference to and incorporation of
         Section 7 of the Credit Agreement shall survive termination of the Credit Agreement and shall continue until termination of the Letter of Credit and fulfillment of all of Obligor's obligations under this Agreement.

    (b) Certain Covenants Relating to the Project. The Obligor covenants to:

         (i) Operate the Project in accordance with applicable lawful ordinances, rules and regulations and requirements of all governmental authorities having jurisdiction over the Project.

         (ii) Maintain, preserve and keep the Project and the grounds and structure, improvements and equipment appurtenant thereto or used therewith, and each and every part and parcel thereof, in good repair and working order, reasonable wear and tear excepted, and in safe condition at all times.

         (iii) During normal business hours, upon reasonable notice, permit the Bank or its duly authorized agents free access to the Project and make available for audit and inspection, at any reasonable time, with reasonable notice, by the Bank or its duly authorized agents, all property, equipment, books, contracts, records and other papers relating to the Project. All inspections shall be made to keep interference with production to the minimum amount possible. The Obligor shall keep the books and accounts of all operations relating to the Project at the Premises or at its principal office as shown on the first page hereof, in accordance with generally accepted accounting principles.

         (iv) Promptly respond to any reasonable inquiry from the Bank for information with respect to the Project, which information may be verified by the Bank; provided, however, that the Bank shall at all times be entitled to rely upon any statements or representations made by the Obligor, or its authorized representative.

         (v) Within thirty (30) days of written notification by Bank to the Obligor, the Obligor shall contribute to the Project (but not the Project Fund itself) such funds which when added to the remaining balance in the Project Fund (as defined in the Indenture) and moneys available to the Obligor from the Issuer, in the sole reasonable opinion of Bank, be sufficient to pay in full the remaining cost of the Project.

         (vi) Notify the Bank of any loss or damage to the Project in a single occurrence exceeding $100,000 in value within fifteen (15) days of the date the Obligor shall learn of said loss or damage.

         (vii)          Keep valid and unimpaired the Collateral
              Documents, and to that end execute at any future time and as often as may be deemed necessary, on demand of the Bank, all further instruments, assignments and other acts in due form and effect as may be deemed proper by the Bank to the better carrying out of the true intent and meaning of this Agreement, and especially, at Obligor's sole cost, do all other things that may be reasonably required by the Bank to make and keep valid the liens on, and security interests in, the property described in the various Collateral Documents and to maintain the priority of the said mortgages and security interests.

         (viii) Notify the Bank in writing within ten (10) days thereof, should any mortgage or lien or any other security instrument whatsoever, including mechanics liens, be filed against the Premises or the Project claiming or securing an amount in excess of $50,000 in aggregate, other than those filed pursuant to the Collateral Documents.

         (ix) Upon the request of the Bank, bond off under the provisions of applicable law any lien or claim of lien filed for record, or insure over or deposit with the issuer of title insurance on the Project an amount of cash sufficient to satisfy said lien or claim, within ten (10)days of the date of filing of said claim, unless such lien or claim is being contested as hereinabove permitted.

         (x) Receive those advances made from the Project Fund and hold the right to receive the same as a trust fund for the purpose of paying the costs of the Project and apply the same first to such payment before using any part thereof for any other purpose.

    (c) Redemption Obligations. Through optional redemption or other means of payment permitted under the Indenture, to amortize the Bonds, including Bonds held by the Trustee under the Pledge and Security Agreement, on the basis required by Exhibit B hereof.

    SECTION 7. Negative Covenants of the Obligor. So long as a drawing is available under the Letter of Credit, the Obligor agrees that it will not, without the prior written consent of the Bank:

    (a) Amendment of Indenture or Loan Agreement. Enter into or agree to any amendment, change or modification of, or any waiver of any provision of, the Indenture, the Loan Agreement or the Collateral Documents.

    (b) Violate Provisions of Credit Agreement. Violate any of the terms and conditions contained in Section 8 of the Credit Agreement, which
         Section 8, as it may be amended from time to time, is hereby incorporated by reference. This reference to and incorporation of
         Section 8 of the Credit Agreement shall survive the termination of the Credit Agreement and shall continue until termination of the Letter of Credit and fulfillment of all of Obligor's obligations under this Agreement.

    (c) Notice of Conversion. Give notice to the Trustee of a Conversion to a Fixed Rate (as provided in the Indenture) without the prior written consent of the Bank, which consent will not be unreasonably withheld.

    SECTION 8. Events of Default.

    (a) The occurrence of any of the following events shall be an "Event of Default" hereunder unless waived by the Bank pursuant to Section 10 hereof:

         (i) Any representation or warranty made by the Obligor pursuant to Section 5 hereof shall prove to have been incorrect in any material respect when made; or

         (ii) The Obligor shall fail to pay when due any amount specified in Section 1 or Section 3 hereof; or

         (iii) The Obligor shall fail to perform or observe any other term, covenant or agreement herein contained, or in any other agreement with the Bank to which it may be a party; and such failure shall continue for a period of thirty (30) days after written notice to the Obligor from the Bank; or

         (iv) Any material provision of this Agreement shall at any time for any reason cease to be valid and binding on the Obligor, or shall be declared to be null and void, or the validity or enforceability thereof against the Obligor shall be contested by the Obligor or any governmental agency or authority, or the Obligor shall deny that it has any or further liability or obligation under this Agreement; or

         (v) If any of the Collateral Documents shall for any reason cease to create valid and enforceable obligations or a perfected lien on the property described therein, subject only to Permitted Encumbrances; or

         (vi) An Event of Default under and as defined in the Loan Agreement, the Indenture, the Pledge and Security Agreement, the Credit Agreement or the Collateral Documents shall have occurred and be continuing without the same being cured or waived pursuant to the terms thereof.

    (b) If any of the Events of Default specified in subsection (a) above shall have occurred and be continuing, in addition to the Bank's other remedies available under the Loan Agreement, the Indenture, the Pledge and Security Agreement, the Collateral Documents, or such other documents executed in connection herewith, or any other remedy available hereunder or at law or in equity, then the Bank may, at any time and in its sole discretion, but shall not be obligated to, terminate its commitment to issue the Letter of Credit or, if the Letter of Credit shall have been issued, may elect to give notice to the Trustee pursuant to the Indenture thereby requiring the Trustee to declare the principal of all Bonds then outstanding and the interest accrued thereon and any premium thereon and thereby owing to be immediately due and payable.

    SECTION 9. Collateral Security. To secure full and timely performance of the Obligor's covenants set out in this Agreement and to secure the repayment of all other moneys owing by the Obligor to the Bank whensoever arising and whether associated with this Agreement or otherwise, (i) the Obligor agrees to grant to the Bank a first perfected security interest and a first mortgage in the Project property located in Marshall, Michigan, (ii) Obligor and each subsidiary will grant to the Bank a first perfected security interest (if not previously provided) in all their machinery and equipment pursuant to security agreements acceptable to the Bank, and (iii) the Obligor will pledge to the Bank any and all of its interest in and to the trust account established by the Remarketing Agent in connection with the issuance of the Bonds. The mortgages and security agreements creating such rights in favor of the Bank shall be granted pursuant to documentation satisfactory in form and substance to the Bank (and are herein collectively with related documents called the "Collateral Documents").

    SECTION 10. Amendments, Waivers, Etc. No amendments or waiver of any provision of this Agreement nor consent to any departure by the Obligor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and the Obligor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or consent with respect to any provision of this Agreement shall affect any other provision of this Agreement.

    SECTION 11. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed or delivered as follows:

    if to the Obligor:

         4070 East Paris Avenue, S.E.
         Kentwood, MI  49512
         Attention:  Warren Veltman

    if to the Bank:

         1000 Campau Square Plaza
         99 Monroe Avenue, N.W.
         Grand Rapids, MI  49503
         Attention:  Corporate Banking

    if to the Trustee:

         Norwest Bank Wisconsin, N.A.
         100 E. Wisconsin Avenue
         Milwaukee, WI 53202
         Attention:  Corporate Trust Department

    or as to any party or the Trustee, at such other address as shall be designated by such party or the Trustee, as the case may be, in a written notice to the other party and the Trustee or the parties, as the case may be. All such notices and other communications shall, when mailed, be effective three days after the date of deposit in the mails, addressed as aforesaid.

    SECTION 12. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and exclusive of any remedies provided by law.

    SECTION 13. Indemnification. The Obligor hereby indemnifies and holds the Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank may incur (or which may be claimed against the Bank by any person or entity whatsoever):

    (a) by reason of any untrue statement or alleged untrue statement of fact contained in the Offering Circular or any amendment or supplement thereto or the Preliminary Offering Circular, or the omission or alleged omission to state therein facts necessary to make such statements, in the light of the circumstances under which they were made, not misleading; provided, however, that, the Obligor shall not be required to indemnify the Bank with respect to information concerning the Bank in Appendix A to the Offering Circular or in Appendix A to the Preliminary Offering Circular (the "Bank Information") which is finally determined to contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements in the Bank Information, in the light of the circumstances under which they were made, not misleading; or

    (b) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; provided, however, that the Obligor shall not be required to indemnify the Bank pursuant to this clause for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Bank, or (ii) the Bank's willful or grossly negligent failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit.

    Nothing in this Section 13 is intended, nor shall be deemed, to limit the Obligor's reimbursement obligation contained in Section 1 hereof.

    SECTION 14. Continuing Obligation. This Agreement is a continuing obligation and shall (i) be binding upon the Obligor, its successors and assigns, and (ii) inure to the benefit of and be binding upon and be enforceable by the Bank and its successors, transferees and assigns; provided, however, that the Obligor may not assign all or any part of this Agreement without the prior written consent of the Bank. The Obligor's warranties and representations made in Section 5 of this Agreement shall survive the delivery and performance of all documents and agreements contemplated by this Agreement.

    SECTION 15. Transfer of Letter of Credit. The Letter of Credit first issued by the Bank pursuant to Section 2 hereof may be transferred and each successor Letter of Credit may be successively transferred, all in accordance with the terms of such first Letter of Credit.

    SECTION 16. Liability of the Bank. The Obligor assumes all risks of the acts or omissions of the Trustee and any beneficiary or transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee and any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereof, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Bank in good faith made against presentation of documents which do not comply fully with the terms of the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Obligor shall have a claim against the Bank, and the Bank shall be liable to the Obligor, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Obligor which the Obligor proves were caused by (i) the Bank's willful misconduct or gross negligence or (ii) the Bank's willful or grossly negligent failure to pay under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. This paragraph shall not diminish or act to exonerate the Trustee from the performance of its obligations and responsibilities established under the Trust Indenture.

    SECTION 17. Costs, Expenses and Taxes. The Obligor agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of this Agreement, any other documents which may be delivered in connection with this Agreement and any transfer of the Letter of Credit including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank, with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement and all costs and expenses, if any, in connection with the enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement, including, but not limited to the Collateral Documents. In addition, the Obligor shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and such other documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

    SECTION 18. Disbursements. The Trustee shall be authorized to disburse the proceeds of the Bonds pursuant to the terms of the Indenture upon presentation by the Obligor of a requisition certificate conforming to the requirements therefor set forth in the Loan Agreement and herein, including endorsement of each requisition certificate by the Bank. The Obligor acknowledges and agrees that the Bank shall only be required to execute requisition certificates and thereby authorize disbursements to the Obligor upon satisfaction of the following conditions:

    (a) no Event of Default has occurred under this Agreement, the Pledge and Security Agreement, the Credit Agreement or the Collateral Documents and no event which with notice an/or the passage of time would become an Event of Default under this Agreement, the Pledge and Security Agreement, the Credit Agreement or the Collateral Documents has occurred,

    (b) the Project shall not have been materially damaged by fire or other casualty, or if so damaged the Obligor has complied with all insurance requirements hereunder,

    (c) in the case of disbursements to finance the purchase of machinery and equipment, the Obligor shall have complied with the Bank's usual requirements for equipment lending, including but not limited to: (i) approval of disbursements by Bank; and (ii) the amount of such requisition shall not exceed 100% of the cost of such machinery and equipment (exclusive of freight, taxes and installation),

    (d) in the case of disbursements to finance the construction of improvements to the Project real estate, the Obligor shall have complied with the Bank's usual requirements for construction lending, including but not limited to: (i) an ALTA Loan policy without standard exceptions insuring the first lien interests of the Bank in the Project real estate in the amount of $2,200,000, subject only to liens acceptable to the Bank, with such endorsements as the Bank may require,
         (ii) surveys showing the improvements situated on all such property to be within all lot lines and set-back lines, showing all easements (identified by recording information), showing no encroachments and showing such other information as the Bank may request, said surveys to be certified to the Bank and the title insurance company, (iii) an appraisal showing a net value of the Project real estate on an "as built" basis of at least $2,200,000 (using an appraiser and a methodology acceptable to the Bank), (iv) the Phase I environmental survey provided to the Bank and a Four Step Transaction Screen shall have been reviewed and approved by the Bank's environmental risk department, (v) submission of sworn statements and waivers of lien,
         (vi) endorsement of the title policy by the title insurance company,
         (vii) approval of the disbursement request by the Bank's architect as to the work and materials in place, and (viii) such other information as the Bank may request related thereto, all of which shall be in form and content satisfactory to the Bank in its sole discretion.

    At the time of each disbursement of the proceeds of the Bonds, the amount of the requested disbursement of Bond proceeds together with Bond proceeds previously advanced shall not exceed 100% of the net fair market value of the Project real estate securing the Bank (based on the appraisal provided to and satisfactory to the Bank), plus 100% of the cost of new machinery and equipment acquired with the proceeds of the Bonds (the "Available Collateral Requirement"). Each requisition shall be supported by presentation to the Bank of such documents, instruments or opinions as the Bank may reasonably require.

    SECTION 19. Insurance. In the event of any loss or damage to the Project resulting in a right accruing in favor of any party or the parties hereto for any payment of insurance proceeds occasioned by such loss or damage, all such payments of insurance proceeds shall be made in accordance with the terms and conditions set forth in the Credit Agreement. If the loss or damage is reasonably expected to result in insurance proceeds of less than $100,000, then the Bank shall permit the Obligor to make such use thereof as the Obligor shall direct. If such proceeds are reasonably expected to be $100,000 or more, then they shall be used only with the prior concurrence of the Bank, which the Bank shall provide to rebuild if insurance proceeds and other moneys are available to pay for rebuilding or restoring the Project in full.

    SECTION 20. Condemnation. In the event that by, or pursuant to, proper authority, the Premises, or any part thereof, is taken or condemned, under power of eminent domain exercised by any actual or quasi governmental authority or public utility, the provisions of the mortgage relating thereto shall govern with respect to any awards which may be made.

    SECTION 21. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

    SECTION 22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan.

    SECTION 23. Authorized Signers. The following officer of the Obligor is authorized on behalf of the Obligor to execute and deliver to the Bank all documents and instruments related to any amendment or extension of the Agreement or the Letter of Credit:


                Name               Title          Signature

                Warren A. Veltman  see signature  see signature
                                   page           page


    SECTION 24. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


    SECTION 25. Waiver of Jury Trial. The Obligor and the Bank after consulting with their respective legal counsel hereby irrevocably waive the right to trial by jury with respect to any and all actions or proceedings at any time in which the Obligor and the Bank are parties arising out of this Agreement or the other documents referenced hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


            AUTOCAM CORPORATION



            By_________________________________
            Warren A. Veltman
            Its:  Chief Financial Officer


            COMERICA BANK



            By_________________________________

            Its:  Vice President

                                    EXHIBIT A



Telex:  3772134 MNB INTL DET                       Comerica Bank
Swift:  MNBD US 33                                 One Detroit Center
Fax:    (313) 222-9324                             500 Woodward Avenue
                                                   24th Floor, MC 3341
                                                   Detroit, MI 48226-3341

Beneficiary:                            Date of Issue:  December 23, 1997

Norwest Bank Wisconsin, N.A.
100 E. Wisconsin Avenue
Milwaukee, WI  53202

Attention:  Corporate Trust Department

Dear Sirs:

    We hereby establish, at the request and for the account of Autocam Corporation, a Michigan corporation, whose address is 4070 East Paris Avenue, S.E., Kentwood, MI 49519 (the "Obligor"), in your favor, as Trustee under the Trust Indenture, dated as of December 1, 1997 (the "Indenture") between the Michigan Strategic Fund (the "Issuer") and you, pursuant to which $9,000,000 in aggregate principal amount of the Issuer's Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997 (Autocam Corporation Project) (the "Bonds"), are being issued, our Irrevocable Letter of Credit No. _____________, in the total amount of $9,138,082.19 (Nine Million One Hundred Thirty-Eight Thousand Eighty-Two and 19/100 U.S. Dollars) effective immediately and expiring on December 16, 2000 (the "Expiration Date") or earlier terminating as hereinafter provided.

    We hereby irrevocably authorize you to draw on us upon presentation of the certificate(s) in the forms of Annex A, B and C, as appropriate, attached hereto, as provided below:

    A. One or more drawings, each an "Interest Drawing" under Annex A, with respect to payment of interest on the Bonds, such Interest Drawing to be in an amount not exceeding $138,082.19 [56 days interest on the Bonds assuming an annual rate of 10% for a year of 365 days]; and

    B. One or more drawings, each a "Principal Drawing" under Annex B, with respect to payment of principal payments on the Bonds, whether by maturity, acceleration, optional redemption, or mandatory redemption, such Principal Drawing to be in an amount not exceeding $9,000,000; and

    C. One or more drawings, each a "Purchase Drawing" under Annex C, with respect to payment of the purchase price of the Bonds (based on a purchase at par plus accrued interest to the date of purchase), such Purchase Drawing to be in an amount not exceeding $9,138,082.19 [principal plus 56 days interest on the Bonds assuming an annual rate of 10% for a year of 365 days].

    The amount available for payments with respect to Interest Drawings shall be automatically reinstated by the amount of any payment made by us of an Interest Drawing, unless you have received notice from us that we will not reinstate such amount, and thereupon you shall again be irrevocably authorized to draw on us Interest Drawings in the amount and in accordance with the terms and conditions set forth herein. This procedure for the automatic reinstatement of the amount available with respect to Interest Drawings shall be applicable to successive Interest Drawings, so long as this Letter of Credit shall not have been terminated as set forth below.

    The amount available under this Letter of Credit shall be automatically and immediately reduced by the amount of payment of a Principal Drawing or the principal portion of a Purchase Drawing. The amount of such reduction in the case of the payment of a Purchase Drawing shall be subject to reinstatement as set forth in the next paragraph.

    Reinstatement of amounts by which this Letter of Credit was reduced in connection with drawings made by presentation of Purchase Drawings shall be effective after you have been notified by the Bank in writing under the Pledge and Security Agreement, dated as of December 1, 1997, by and among the Obligor, the Bank and you (the "Pledge and Security Agreement"), that the conditions precedent to release of the Bonds as to which the Letter of Credit is to be reinstated (the "Bonds to be Released") have been satisfied. Prior to such notification and release you shall not draw on the Letter of Credit with respect to Bonds held by you under the Pledge and Security Agreement. After you have been notified of the satisfaction of such conditions, the reinstatement of the Letter of Credit shall be effective and irrevocable in the amount of the face amount of the Bonds to be Released.

    If we receive your Interest Drawing or Principal Drawing certificate(s) at such office, all in strict conformity with the terms and conditions of this Letter of Credit, we will honor the same by 11:30 a.m., Detroit time on the next business day with respect to such Drawings presented prior to 12:00 noon Detroit time (with respect to such Drawings presented after such time, we shall honor the same by 11:30 a.m. on the second business day after presentation thereof) in accordance with your payment instructions. Similarly, if we receive your Purchase Drawing certificate at such office, in strict conformity with the terms and conditions of this Letter of Credit, we will honor the same by 11:30 a.m., Detroit time on the same business day with respect to such Drawing presented prior to 9:30 a.m., Detroit time (with respect to such Drawing presented after such time, we will honor the same by 11:30 a.m. on the next business day after presentation thereof) in accordance with your payment instructions. Payment under this Letter of Credit shall be made by transfer or deposit of immediately available funds to your account as provided in the respective certificate. We agree that all payments made by us hereunder will be made with our own funds and not with any funds which could be deemed to belong to the Obligor or the Issuer, and will be made by us prior to any reimbursement thereof.

    As used herein "business day" means any day other than (i) a Saturday, (ii) a Sunday, (iii) a day on which banking institutions in the city in which your corporate trust office (or its bond registrar, paying agent or tender agent offices) designated for payment of the principal, interest and Purchase Price of the Bonds is located or the principal office of the Remarketing Agent (as defined in the Indenture) is located or the office of the undersigned at which action is to be taken to realize moneys under the Letter of Credit are required or authorized by law or executive order to be closed, or (iv) a day on which the New York Stock Exchange is closed.

    Presentation of any certificate (other than a certificate to instruct the Bank to transfer this Letter of Credit) shall be deemed effected for all purposes under this Letter of Credit upon presentation in person, or upon receipt by the Bank of facsimile transmission, telephone number (313) 222-9324, setting forth in full the contents of such certificate, and such original certificate shall be deposited in the United States mail, postage prepaid, and addressed to the Bank at the place provided herein for the presentation of certificates, prior to the sending of such facsimile.

    Upon the earliest of (i) your surrendering this Letter of Credit to us for cancellation, (ii) there being no Outstanding Bonds (as defined in the Indenture), (iii) the Expiration Date, (iv) our honoring Principal and Interest Drawings for all outstanding Bonds, or (v) the fifteenth calendar day following delivery to you of a direction under Section 801(d) of the Indenture to declare the Bonds immediately due and payable, this Letter of Credit automatically shall expire and terminate.

    This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of Michigan, including Article 5 of the Uniform Commercial Code as now in effect in the State of Michigan, and shall be governed by and construed in accordance with the laws of the State of Michigan. As to any matter of conflict between the provisions of the Uniform Customs and the laws of the State of Michigan, the Uniform Customs shall govern this Letter of Credit.

    Notwithstanding anything in Article 48 of the Uniform Customs to the contrary, this Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Annex D attached hereto. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

    This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s).


            Very truly yours,

            COMERICA BANK



            By________________________________
            Its: Vice President

                                     ANNEX A

                        CERTIFICATE FOR INTEREST DRAWING


         To:  Comerica Bank
              500 Woodward Avenue
              Detroit, Michigan  48226
              Attention:  Standby-Letter of Credit Group

    The undersigned, a duly authorized officer of Norwest Bank Wisconsin N.A., hereby certifies as of the date hereof to you (the "Bank"), with reference to Irrevocable Letter of Credit No. ______________ (the "Letter of Credit"), the defined terms therein and herein used having the same meaning) issued by the Bank in favor of the Trustee and as Trustee under the Indenture, that:

    (1) It is hereby making a drawing under the Letter of Credit with respect to a payment of interest on the Bonds, either on a scheduled interest payment date or on a date of redemption or maturity of Bonds (whether stated or by acceleration) in the amount of $______________, which amount is (i) not greater than the amount available for Interest Drawings under the Letter of Credit, (ii) was computed in accordance with the terms and conditions of the Bonds and the Indenture, and (iii) does not include any amount of interest on the Bonds which is included in any other drawing presented on or prior to the date of this Certificate.

    (2) This Certificate is and is being presented to the Bank prior to 12:00 noon, Detroit time, on ______________, a date that is one business day prior to the date on which interest on the Bonds with respect to which the drawing is being made is due and payable under the terms of the Bonds and the Indenture.

    (3) Please pay the requested amount on ___________ (requested payment date) in the following manner:_______________________________________.


Dated _______________         NORWEST BANK WISCONSIN, N.A.


               By_________________________________
                        [Name and Title]

                                     ANNEX B

                        CERTIFICATE FOR PRINCIPAL DRAWING

         To:  Comerica Bank
              500 Woodward Avenue
              Detroit, Michigan  48226
              Attention:  Standby-Letter of Credit Group

    The undersigned, a duly authorized officer of ___________________, hereby certifies as of the date hereof to you (the "Bank"), with reference to Irrevocable Letter of Credit No. _____________ (the "Letter of Credit", the defined terms therein and herein used having the same meaning) issued by the Bank in favor of the Trustee and as Trustee under the Indenture that:

    (1) It is making a drawing under the Letter of Credit with respect to a principal payment on the Bonds, either at maturity (whether stated or accelerated) or by mandatory or optional redemption in the amount of $____________, which amount is (i) not greater than amounts available to be drawn as principal under the Letter of Credit, (ii) was computed in accordance with the terms and conditions of the Bonds and the Indenture, and (iii) does not include any amount of principal on the Bonds which is included in any other drawing presented on or prior to the date of this Certificate.

    (2) This Certificate is presented to the Bank prior to 12:00 noon, Detroit time, on _____________, a date that is one business day prior to the date on which an unpaid principal amount on the Bonds is due and payable under the terms of the Bonds and the Indenture.

    (3) We hereby authorize a reduction in the interest coverage included in the Letter of Credit to a new total interest coverage of $_____________ [56 days interest on the Bonds assuming an annual rate of 10% for a year of 365 days] with a new total Letter of Credit Amount of $--------------.

    (4) Please pay the requested amount on ___________ (requested payment date) in the following manner:__________________________________________.



Dated _______________         NORWEST BANK WISCONSIN, N.A.


               By_________________________________
                        [Name and Title]

                                     ANNEX C

                        CERTIFICATE FOR PURCHASE DRAWING


To:  Comerica Bank
     500 Woodward Avenue
     Detroit, Michigan  48226
     Attention:  Standby-Letter of Credit Group

    The undersigned, a duly authorized officer of _________________, hereby certifies as of the date hereof to you (the "Bank"), with reference to Irrevocable Letter of Credit No. ________________ (the "Letter of Credit", the defined terms therein and herein used having the same meaning) issued by the Bank in favor of the Trustee and as Trustee under the Indenture, that:

    (1) It is making a drawing under the Letter of Credit with respect to a payment of the purchase price of Bonds being purchased by the Obligor and pledged to the Bank pursuant to the Pledge and Security Agreement, in the amount of $__________, representing $_________ principal amount of the Bonds at par and $_____________ accrued interest on the Bonds to the date of purchase, the foregoing amounts being the purchase price of the Bonds.

    (2) The undersigned or its agent received $_________ principal amount of Bonds, being all the Bonds being purchased with the proceeds of this Purchase Drawing, in such form as to enable the undersigned to reregister said Bonds in the name of the Obligor.

    (3) This Certificate is dated and is being presented to the Bank prior to 9:30 a.m., Detroit time, on _______________, the date on which the purchase price on the Bonds is due and payable.

    (4) Please pay the requested amount on ___________ (requested payment date) in the following manner:____________________________________.


Dated _______________         NORWEST BANK WISCONSIN, N.A.


               By_________________________________
                         [Name and Title]

                                     ANNEX D

                            CERTIFICATE FOR TRANSFER*


To:  Comerica Bank
     500 Woodward Avenue
     Detroit, Michigan  48226
     Attention:  Standby-Letter of Credit Group

    For value received, the undersigned beneficiary hereby irrevocably transfers to:

         ______________________________________
                  [Name of Transferee]

         ______________________________________
                       [Address]

all rights of the undersigned beneficiary to draw under Irrevocable Letter of Credit No. ____________. The undersigned represents that the transferee is the successor to the undersigned as Trustee under the Indenture, as defined in the Letter of Credit. By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of such Letter of Credit pertaining to transfers.

    The Letter of Credit is returned herewith and in accordance with the Indenture we ask you to transfer the same to the transferee or, if so requested by the transferee, to issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.


               Very truly yours,

               NORWEST BANK WISCONSIN, N.A.



               By ___________________________
                    [Name and Title]

*This certificate may not be presented by facsimile

                                    EXHIBIT B


                              AMORTIZATION SCHEDULE


    Sufficient payments shall be made or actions taken by the Obligor so that the principal amount of Bonds outstanding is not greater than the specified amounts on the corresponding dates:


Dates (December 1)                           Outstanding
                                          Principal Amounts

12/01/1998                                       $9,000,000
12/01/1999                                        8,615,000
12/01/2000                                        8,205,000
12/01/2001                                        7,770,000
12/01/2002                                        7,310,000
12/01/2003                                        6,820,000
12/01/2004                                        6,305,000
12/01/2005                                        5,755,000
12/01/2006                                        5,175,000
12/01/2007                                        4,560,000
12/01/2008                                        3,905,000
12/01/2009                                        3,215,000
12/01/2010                                        2,480,000
12/01/2011                                        1,700,000
12/01/2012                                          875,000
12/01/2013                                                0

                                    EXHIBIT C

                                REDEMPTION NOTICE

To:    Norwest Bank Wisconsin, N.A., as Trustee

Re: $9,000,000 Michigan Strategic Fund Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997 (Autocam Corporation Project) (the "Bonds")

Date:  December 23, 1997


    The undersigned, the Obligor (as defined in the Trust Indenture, dated as of December 1, 1997, pursuant to which the Bonds were issued (the "Indenture")) hereby gives notice of redemption to you as Trustee with respect to the Bonds pursuant to Section 401 of the Indenture. You are hereby directed to redeem the Bonds in the following amounts on the following dates (or on the first Business Day thereafter, if such dates are not in any case Business Days) in accordance with the provisions of the Indenture:


   Dates (December 1)                         Amounts

  12/01/1998                                  $385,000
  12/01/1999                                   410,000
  12/01/2000                                   435,000
  12/01/2001                                   460,000
  12/01/2002                                   490,000
  12/01/2003                                   515,000
  12/01/2004                                   550,000
  12/01/2005                                   580,000
  12/01/2006                                   615,000
  12/01/2007                                   655,000
  12/01/2008                                   690,000
  12/01/2009                                   735,000
  12/01/2010                                   780,000
  12/01/2011                                   825,000
  12/01/2012                                   875,000


    This notice may only be revoked at the written direction of the undersigned, with the written concurrence of Comerica Bank and shall be of no further force and effect on and after the Conversion Date (as defined in the Indenture).

               AUTOCAM CORPORATION

               By_________________________________
               Warren A. Veltman
               Its:  Chief Financial Officer

The Above Notice is Hereby Accepted:

NORWEST BANK WISCONSIN, N.A., as Trustee

By_______________________________________

Its Authorized Officer

                          PLEDGE AND SECURITY AGREEMENT


    PLEDGE AND SECURITY AGREEMENT, dated as of December 1, 1997, made by Autocam Corporation, a Michigan corporation (the "Pledgor"), Norwest Bank Wisconsin, N.A., which is Trustee under the Indenture (as hereinafter defined) and as custodian hereunder (the "Agent"), and Comerica Bank, a Michigan banking corporation (the "Bank"), pursuant to the Reimbursement Agreement, dated as of December 1, 1997, between the Pledgor and the Bank (hereinafter, as the same may from time to time be amended or supplemented, called the "Reimbursement Agreement"):

WITNESSETH:

    WHEREAS, the Michigan Strategic Fund (the "Issuer") has agreed with the Pledgor to issue its Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997 (Autocam Corporation Project) (the "Bonds"), under the Trust Indenture, dated as of December 1, 1997 (the "Indenture"), between the Issuer and the Agent, as Trustee;

    WHEREAS, the Indenture requires the Pledgor under the circumstances provided therein to purchase Bonds duly tendered for purchase by the holders thereof and to register the Bonds so purchased in the name of the Pledgor in accordance with the Indenture (the "Tendered Bonds");

    WHEREAS, in the Indenture the Issuer and the Trustee have agreed to certain remarketing provisions for the Bonds pursuant to which Comerica Securities or its successor remarketing agent (the "Remarketing Agent") has agreed to the remarketing of certain Bonds;

    WHEREAS, in connection with the issuance of the Bonds, the Pledgor and certain other persons and entities have agreed to enter into the Reimbursement Agreement in order to cause the Bank to issue an irrevocable letter of credit in favor of the Trustee (the "Letter of Credit") which may be used, inter alia, to pay all or a portion of the purchase price of the Tendered Bonds in the event the same are not remarketed prior to the date for purchase of the Tendered Bonds (any of such Tendered Bonds so purchased from a draw under the Letter of Credit being hereinafter referred to as the "Pledged Bonds");

    WHEREAS, it is a condition precedent to the obligation of the Bank to enter into the Reimbursement Agreement and to issue the Letter of Credit that the Pledgor and the Agent shall have executed and delivered this Agreement to the Bank;

    NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Reimbursement Agreement and issue the Letter of Credit and for other good and valuable consideration, receipt of which is hereby acknowledged, the Pledgor and Agent hereby agree with the Bank as follows:

    1. Defined Terms. Unless otherwise defined herein, terms defined in the Reimbursement Agreement shall have such defined meanings when used herein.

    2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Bank or its designee all its right, title and interest in the Pledged Bonds as the same may be from time to time delivered to the Agent, by the holders thereof or by the Remarketing Agent and held by the Agent as agent for the Bank, and hereby grants to the Bank, a first lien on, and security interest in, its right, title and interest in and to the Pledged Bonds, together with all payments of principal, premium and interest thereon and all proceeds thereof, including without limitation remarketing proceeds (collectively, the "Collateral"), as collateral security for (a) the prompt and complete payment of all amounts payable to the Bank under the Reimbursement Agreement, (b) performance and observance of all covenants, terms and conditions upon which the Letter of Credit is issued, including without limitation the covenants, terms and conditions set forth in the Reimbursement Agreement, and (c) the performance of the covenants herein contained and any monies expended by the Bank in connection therewith (collectively, the "Obligations").

    3. Payments on the Pledged Bonds. Payments received by the Agent in respect of the Pledged Bonds shall be held by the Agent in trust for the benefit of the Bank, and the Agent shall pay the same forthwith to the Bank. Upon receipt by the Bank, such amounts shall be credited against the Obligations to the Bank.

    4. Release of Pledged Bonds. Upon reinstatement of the amount available under the Letter of Credit to be drawn as a Purchase Draft following payment by the Bank of a Purchase Draft under such Letter of Credit (which would occur following repayment to the Bank of all amounts owed by the Pledgor to the Bank in connection with payment by the Bank of such Purchase Draft or upon satisfaction of such other requirements as may be agreed to by Pledgor and the Bank), the Agent automatically shall release and deliver to the Pledgor or its designee Pledged Bonds (of the Bonds secured by such Letter of Credit) in a principal amount up to but not exceeding the amount by which the stated amount of the applicable Letter of Credit shall have been so increased; provided, however, that in any event, if all existing and future liabilities and obligations of Pledgor to the Bank under the Reimbursement Agreement are fully paid and fully secured, all Pledged Bonds shall be released and delivered to the Pledgor or its designee. The foregoing notwithstanding, all Pledged Bonds shall be released and delivered to the Trustee for cancellation at redemption or maturity.

    5. Rights of the Bank. The Bank shall not be liable for failure to collect the Obligations or for failure to realize upon any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall the Bank be under any obligation to take any action whatsoever with regard thereto. If an Event of Default under the Reimbursement Agreement has occurred and is continuing, the Bank may thereafter without notice exercise all rights, privileges or options pertaining to any Pledged Bonds as if it were the absolute owner thereof, upon such terms and conditions as it may determine, including, without limitation, the right to direct the agent as Trustee to cancel said Pledged Bond under the Indenture, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

    6. Remedies. In the event that any portion of the Obligations has been declared due and payable, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices, or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank, upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorney's fees and legal expenses, to the payment in whole or in part of the Obligations in such order as the Bank may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9504(1)(c) of the Uniform Commercial Code of the State of Michigan, and after expiration of the Letter of Credit, need the Bank account for the surplus, if any, to the Pledgor. The Bank agrees to give the Pledgor, the Agent and the Issuer not less than ten days' written notice of the time and place of any public sale and of the time after which a private sale or other intended disposition is to take place. The Pledgor agrees that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Michigan. The Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Section 9112 of the Uniform Commercial Code and the Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled, and the fees of any attorneys employed by the Bank to collect such deficiency.

    7. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that: (a) on the date of delivery to the Bank or its designee of any Pledged Bonds in accordance with Section 2 hereof, neither the Issuer, the Remarketing Agent nor the Agent will have any right, title or interest in and to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank or its designee of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms; (d) no consent of any other party (including, without limitation, any creditors of the Pledgor) and no consent, license, permit, approval or authorization of exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement; (e) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter documents of the Pledgor or of any securities issued by the Pledgor, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor except as contemplated by this Agreement; and (f) the pledge, assignment and delivery of such Pledged Bonds pursuant to this Agreement will create a valid first lien on, and a first perfected security interest in, all right, title or interest of the Pledgor in or to such Pledged Bonds, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Bonds. The Pledgor covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Bank as Collateral hereunder and will likewise defend the Bank's right thereto and security interest therein.

    8. No Disposition, etc. Except as otherwise provided in the Remarketing Agreement with respect to Pledged Bonds sold to or by the Remarketing Agent, the Pledgor agrees that it will not, without the prior written consent of the Bank sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

    9. Sale of Collateral. (a) The Pledgor recognizes that the Bank may be unable to effect a public sale of any or all of the ledged Bonds by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the Pledged Bonds for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the issuer would agree to do so.

         (b) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense.

    10. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Bank, it will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement.

    11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    12. No Waiver; Cumulative Remedies. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

    13. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by all parties hereto. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Michigan.

    14. Fees and Expenses. Pledgor agrees to pay and reimburse the Agent and the Bank for and indemnify and hold them harmless against all costs, expenses, taxes and fees (including reasonable attorneys' fees and disbursements) and any liability incurred in connection with the administration and enforcement of this Agreement. Such undertaking of Pledgor shall survive the termination of this Agreement.

    15. Termination. This Agreement shall terminate upon the expiration of the Letter of Credit and payment in full and the performance and satisfaction of all Obligations, and upon such termination the Bank and the Trustee shall assign, transfer and deliver without recourse and without warranty the Collateral to Pledgor (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement.

    16. Waiver. The Bank hereby agrees to waive any and all claims, liabilities and causes of action against the Agent which may arise by reason of or in connection with any and all of the Agent's obligations, duties and responsibilities set forth in this Pledge Agreement, including but not limited to holding the Pledged Bonds and any payments with respect thereto as agent for the Bank and the release and delivery of the Pledged Bonds to the Pledgor or its designee; provided, however, that the Bank shall not be required to waive any claim, liability or cause of action against the Agent to the extent, but only to the extent, arising as a result of the willful and wrongful failure or willful and wrongful misconduct or gross negligence of the Agent.

    17. Captions/Counterparts. Captions in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts and if so executed shall be read and interpreted as a single agreement.

    IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement or have caused this Agreement to be duly executed and delivered by their duly authorized officers on the day and year first above written.

               AUTOCAM CORPORATION


               By: \s\ Warren A. Veltman
                  -----------------------------
                        Warren A. Veltman

               Its: Chief Financial Officer

               NORWEST BANK WISCONSIN, N.A.,
               Trustee


               By:  \s\ Wendy M. DeToro
                  -----------------------------
                         Wendy M. DeToro

               Its:  Corporate Trust Officer

               COMERICA BANK


               By: \s\ Thomas Hammer
                  -----------------------------
                          Thomas Hammer

               Its:  Vice President

                              REMARKETING AGREEMENT


                                     between


                               AUTOCAM CORPORATION
                                 (the "Obligor")


                                       and


                       ROBERT W. BAIRD & CO. INCORPORATED
                            (the "Remarketing Agent")


                          Dated as of December 1, 1997


                                   Relating to


                                   $9,000,000
                             MICHIGAN STRATEGIC FUND
                     Variable Rate Demand Limited Obligation
                           Revenue Bonds, Series 1997
                          (Autocam Corporation Project)

                              REMARKETING AGREEMENT


    THIS REMARKETING AGREEMENT (the "Agreement") dated as of December 1, 1997 by and between AUTOCAM CORPORATION, a Michigan corporation (the "Obligor") and ROBERT W. BAIRD & CO. INCORPORATED (the "Remarketing Agent").

    WHEREAS, the Michigan Strategic Fund (the "Issuer") has appointed the Remarketing Agent (and the Remarketing Agent hereby accepts the appointment) as Remarketing Agent under the Trust Indenture dated as of the date of this Agreement (the "Indenture") between the Issuer and Norwest Bank Wisconsin, N.A., as trustee (the "Trustee"), relating to the Issuer's $9,000,000 principal amount Variable Rate Demand Limited Obligation Revenue Bonds, Series 1997 (Autocam Corporation Project) (the "Bonds"); and

    WHEREAS, the Obligor has entered into a Loan Agreement dated as of the date of this Agreement (the "Loan Agreement") between the Issuer and the Obligor; and

    WHEREAS, the Remarketing Agent has been appointed by the Issuer to use its best efforts to remarket the Bonds subject to optional or mandatory purchase and to determine the interest rate necessary to remarket the Bonds at par; and

    WHEREAS, the Obligor and Remarketing Agent desire to make additional provisions regarding the Remarketing Agent's role as Remarketing Agent for the Bonds with respect to its obligations described in Section 203 of the Indenture. Terms used in this Agreement without being defined have the meanings given them in the Indenture.

    NOW, THEREFORE, the Obligor and Remarketing Agent hereby agrees as follows:

    Section 1. Duties.

         (a) The Remarketing Agent will perform the duties specified as Remarketing Agent under the Indenture, including, but not limited to, the determination of interest rates as set forth in Section 110 of the Indenture and the remarketing of the Bonds as set forth in Section 203 of the Indenture. Unless the Remarketing Agent is otherwise directed in writing by the Obligor and except as provided in the next paragraph, the Remarketing Agent shall use its best efforts to remarket Bonds subject to optional or mandatory purchase under Sections 201 and 202 of the Indenture, respectively. Bonds which are subject to mandatory purchase on the Conversion Date, a proposed Conversion Date or a Substitution Date shall be remarketed by the Remarketing Agent only to a buyer to whom the Remarketing Agent has delivered, at the time of such remarketing, a copy of the notice of conversion or notice of delivery of a Substitute Credit Facility, as applicable, pursuant to Section 113(b) of the Indenture. In the event the Bonds are remarketed pursuant to a mandatory purchase on the Conversion Date, a proposed Conversion Date or a Substitution Date, the Remarketing Agent shall be entitled to a fee (mutually agreed upon with the Obligor prior to the commencement of the remarketing) in addition to the annual remarketing fee received pursuant to Section 4 hereof. In acting as Remarketing Agent, the Remarketing Agent will act as agent and not as principal except as expressly provided in this Section 1.

         (b) The Remarketing Agent may, if it determines to do so in its sole discretion, buy as principal, but it will not in any event be obligated to do so, and if it buys Bonds it will have the same rights as would any other person holding the Bonds.

    Section 2. Disclosure Statement. If the Remarketing Agent determines that it is necessary or desirable to use a disclosure statement in connection with its offering of Bonds (a "Disclosure Statement"), and in any event upon conversion of the interest rate on the Bonds to a Fixed Rate, the Remarketing Agent will notify the Obligor and the Obligor will provide the Remarketing Agent with a Disclosure Statement satisfactory to the Remarketing Agent and its Counsel in respect of the Bonds. The Obligor will supply the Remarketing Agent, at the Obligor's expense, with such number of copies of the Disclosure Statement as the Remarketing Agent requests from time to time and will amend the document with respect to the Obligor and any summary of documents the amendment of which was approved by the Obligor (and/or the documents incorporated by reference in it) so that at all times the document will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in the document, in light of the circumstances under which they were made, not misleading.

    Section 3. Indemnification and Contribution.

         (a) The Obligor will indemnify and hold harmless the Remarketing Agent, each of its directors, officers, employees and agents and each person who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (such Act being herein called the "Act" and any such person being herein sometimes called for purposes of this paragraph
(a) an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statements, or alleged untrue statement, of a material fact with respect to the Obligor contained in any Disclosure Statement referred to in Section 2 hereof or any amendment or supplement thereto, or any portion of the Disclosure Statement under the headings "Introductory Statement," "The Obligor and the Use of Proceeds," "The Bonds" (other than the information under the sub-heading "Book-Entry System"), "Sources of Payment and Security," "The Letter of Credit," "The Loan Agreement," "The Trust Indenture," "The Reimbursement Agreement," and "The Pledge and Security Agreement," or the omission or alleged omission to state therein a material fact necessary to make the statements therein with respect to the Obligor or under such headings not misleading. This indemnity agreement will not be construed as a limitation on any other liability which the Obligor may otherwise have to any Indemnified Party, but in no event shall the Obligor be obligated for double indemnification. The duty of the Obligor to indemnify and hold the Issuer and its directors, officers, employees and agents harmless shall be governed by Section 5.4 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

         (b) The Remarketing Agent will indemnify and hold harmless the Obligor, each of its directors, officers, partners, employees and agents and each person who controls the Obligor within the meaning of Section 15 of the Act (for purposes of this paragraph (b), an "Indemnified Party") to the same extent as the foregoing indemnity in paragraph (a) from the Obligor to the Remarketing Agent, but only with reference to written information, if any, relating to the Remarketing Agent furnished to the Obligor by the Remarketing Agent specifically for use in the preparation of a Disclosure Statement. This indemnity agreement shall not be construed as a limitation on any other liability which the Remarketing Agent may otherwise have to any Indemnified Party, but in no event shall the Remarketing Agent be obligated for double indemnification.

         (c)   An Indemnified Party (as defined in paragraph (a) or paragraph
(b) of this Section 3) will, promptly after receiving notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Obligor or the Remarketing Agent, as the case may be (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement of the action. Failure of the Indemnified Party to give such notice will reduce the liability of the Indemnifying Party under this Agreement by the amount of the damages attributable to the failure to give the notice; but the failure will not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party otherwise than under the indemnity agreement in this Section 3. If such action is brought against an Indemnified Party and such Indemnified Party notifies the Indemnifying Party of the commencement of the action, the Indemnifying Party may, or if so requested by the Indemnified Party shall, participate in it or assume its defense, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of an election so to assume the defense, the Indemnifying Party will not be liable to the Indemnified Party under this Section 3 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense other than reasonable costs of investigation. If the Indemnifying Party does not employ counsel to take charge of the defense or if any Indemnified Party reasonably concludes that there may be defenses available to it which are different from or in addition to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses reasonably incurred by such Indemnified Party will be paid by the Indemnifying Party.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 3 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Obligor on grounds of policy or otherwise, the Obligor and Remarketing Agent shall contribute to the total losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Obligor and Remarketing Agent may be subject in such proportion so that the Remarketing Agent is responsible for that portion represented by the percentage that the fee to be paid to the Remarketing Agent under Section 4 hereof bears to the principal amount of the Bonds remarketed under this Agreement and the Obligor is responsible for the balance; but (i) in no case will the Remarketing Agent be responsible for any amount in excess of the fee applicable to the Bonds remarketed by the Remarketing Agent under this Agreement and (ii) no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3(d), each person who controls the Remarketing Agent within the meaning of Section 15 of the Act will have the same rights to contribution as the Remarketing Agent and each person who controls the Obligor within the meaning of Section 15 of the Act and each officer, each director and each partner of the Obligor will have the same rights to contribute as the Obligor, subject in each case to clause (i) and
(ii) of this Section 3(d). Any party entitled to contribution will, promptly after receiving notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this
Section 3(d), notify each party from whom contribution may be sought, but the failure to notify such party shall not relieve any party from whom contribution may be sought from any other obligation it may have under this Agreement or otherwise than under this Section 3(d).

    Section 4. Fees and Expenses. In consideration of the Remarketing Agent's services under this Agreement, the Obligor will pay the Remarketing Agent a fee of 1/8 of 1% of the aggregate principal amount of Bonds at closing. Thereafter, the Obligor will pay a non-refundable fee of 1/8 of 1% per annum of the aggregate principal amount of the Bonds outstanding payable on December 1 of each year commencing December 1, 1998. The Obligor will also pay all expenses in connection with the delivery of remarketed Bonds and with preparing a disclosure document under Section 2 hereof and will reimburse the Remarketing Agent for all of its direct out-of-pocket expenses incurred by it as Remarketing Agent or otherwise under this Agreement, including reasonable Counsel fees and disbursements.

    Section 5. Remarketing Agent Not Liable for Failures by Purchasers of
Bonds. The Remarketing Agent will not be liable to the Obligor on account of the failure of any person to whom the Remarketing Agent has sold a Bond to pay for it or to deliver any document in respect of the sale.

    Section 6. Representations and Warranties of the Obligor. The Obligor represents, warrants and covenants to and with the Remarketing Agent as follows:



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

         (a) All representations and warranties of the Obligor in the Bond Purchase Agreement dated December 15, 1997, among Robert W. Baird & Co. Incorporated, as underwriter, the Issuer and the Obligor (the "Bond Purchase Agreement") are true and correct as though made at and as of the date hereof.

         (b) The Obligor is fully empowered to enter into and perform all agreements on its part herein contained; the Obligor has been authorized to enter into and deliver this Agreement (by all necessary and proper legal action); and the execution and delivery by it of this Agreement and the performance of the agreements herein contained do not contravene or constitute a default under any agreement, indenture, mortgage, loan agreement, commitment, provision of its charter documents, or other existing requirements of law or regulation or any other agreement of any kind to which it is a party or by which it is or may be bound.

    Section 7. Termination. This Agreement will terminate upon the effective resignation or removal of the Remarketing Agent as Remarketing Agent in accordance with Section 912 of the Indenture. The Remarketing Agent may voluntarily resign as Remarketing Agent under this Agreement, and shall resign as Remarketing Agent under this Agreement if requested by the Obligor in writing, in each case upon 30 days' prior written notice. Following termination, the provisions of Section 3 will continue in effect, and each party will pay the other any amounts owing at the time of termination.


    Section 8. Miscellaneous.

         (a) This Agreement will be governed by the laws of the State of Michigan.

         (b) Notices will be given to the following addresses until a party designates a new address in writing:

         If to the Obligor:

         Autocam Corporation
         4070 East Paris Avenue
         Kentwood, MI  49512
         Attn:Warren A. Veltman, Chief Financial Officer

         If to the Remarketing Agent:


         Robert W. Baird & Co. Incorporated
         777 East Wisconsin Avenue
         Milwaukee, WI  53202
         Attn:  Municipal Note Trading

         (c) Nothing contained in this Agreement shall be deemed to create any employment relationship between the parties hereto or to create any fiduciary obligations of the Remarketing Agent to the Obligor except as expressly provided herein.

         (d) This Agreement may be amended from time to time by an instrument in writing executed by the parties hereto.

         (e) Section headings are included herein for convenience of reference only and shall not be considered a part of this Agreement for any purpose.

         (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating any other provision hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (g) The Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold or deal in any of the Bonds, including Bonds which are remarketed, and may join in any action which any Bondholder may be entitled to take with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage or be interested in any financial or other transaction with the Issuer or Obligor but it is understood and agreed that funds for the purchase of Bonds which are remarketed shall come only from the purchasers of Bonds which are remarketed or from the Obligor (including pursuant to any Credit Facility or Substitute Credit Facility) and not from the Remarketing Agent.

         (h) This Agreement may be executed in any number of counterparts, all of which shall be deemed originals hereof.



                                             ROBERT W. BAIRD & CO. INCORPORATED
                                             "Remarketing Agent"


                                             By:_______________________________

                                             Its: Senior Vice President


                                             AUTOCAM CORPORATION
                                             "Obligor"



                                             By:_______________________________

                                             Its: Chief Financial Officer



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